UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05488

Nuveen Municipal Income Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
October 31, 2012

Nuveen Municipal Value Fund, Inc.
NUV

Nuveen AMT-Free Municipal Value Fund
NUW

Nuveen Municipal Income Fund, Inc.
NMI

Nuveen Enhanced Municipal Value Fund
NEV

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage and Other Information	11

Dividend and Price Information	13

Performance Overviews	15

Shareholder Meeting Report	19

Report of Independent Registered Public Accounting Firm	20

Portfolios of Investments	21

Statement of Assets and Liabilities	59

Statement of Operations	60

Statement of Changes in Net Assets	61

Financial Highlights	64

Notes to Financial Statements	68

Annual Investment Management Agreement Approval Process	79

Board Members and Officers	89

Reinvest Automatically, Easily and Conveniently	94

Glossary of Terms Used in this Report	96

Additional Fund Information	99

Chairman’s
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area continue to cast a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. Despite strong action by the European Central Bank, member nations appear unwilling to surrender sufficient sovereignty to unify the Euro area financial system or strengthen its banks. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time is running out.

In the U.S., the extended period of increasing corporate earnings that enabled the equity markets to withstand the downward pressures coming from weakening job creation and slower economic growth appears to be coming to an end. The Fed remains committed to low interest rates and announced a third phase of quantitative easing (QE3) scheduled to continue until mid-2015. The recent election results have removed a major element of uncertainty in the U.S. political picture, but it remains to be seen whether the outcome will reduce the highly partisan atmosphere in Congress and enable progress on the many pressing fiscal and budgetary issues that must be resolved in the coming months.

During the last twelve months, U.S. investors have experienced a solid recovery in the domestic equity markets with increasing volatility as the “fiscal cliff” approaches. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
December 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen AMT-Free Municipal Value Fund (NUW)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Enhanced Municipal Value Fund (NEV)

Portfolio managers Tom Spalding, Chris Drahn and Steve Hlavin discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these four national Funds. Tom has managed NUV since its inception in 1987, adding NUW at its inception in 2009, Chris assumed portfolio management responsibility for NMI in January 2011 and Steve has been involved in the management of NEV since its inception in 2009, taking on full portfolio management responsibility for this Fund in 2010.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended October 31, 2012?

During this period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Subsequent to the reporting period, the central bank decided during its December 2012 meeting to keep the fed funds rate at “exceptionally low levels” until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%. The Fed also affirmed its decision, announced in September 2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the Fed plans to continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed’s holdings of longer-term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability.

In the third quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.7%, up from 1.3% in the second quarter, marking 13 consecutive quarters of positive growth. The Consumer Price Index (CPI)

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc., or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

rose 2.2% year-over-year as of October 2012, while the core CPI (which excludes food and energy) increased 2.0% during the period, staying just within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. As of November 2012 (subsequent to this reporting period), the national unemployment rate was 7.7%, the lowest unemployment rate since December 2008 and below the 8.7% level recorded in November 2011. The slight decrease in unemployment from 7.9% in October 2012 was primarily due to workers who are no longer counted as part of the workforce. The housing market, long a major weak spot in the economic recovery, showed signs of improvement, with the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rising 3.0% for the twelve months ended September 2012 (most recent data available at the time this report was prepared). This marked the largest annual percentage gain for the index since July 2010, although housing prices continued to be off approximately 30% from their mid-2006 peak. The outlook for the U.S. economy remained clouded by uncertainty about global financial markets as well as the impending “fiscal cliff,” the combination of tax increases and spending cuts scheduled to take effect beginning January 2013 and their potential impact on the economy.

Municipal bond prices generally rallied during this period, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. Although the total volume of tax-exempt supply improved over that of the same period a year earlier, the issuance pattern remained light compared with long-term historical trends and new money issuance was relatively flat. This supply/demand dynamic served as a key driver of performance. Concurrent with rising prices, yields continued to decline across most maturities, especially at the longer end of the municipal yield curve and the curve flattened. In addition to the lingering effects of the Build America Bonds (BAB) program, which expired at the end of 2010 but impacted issuance well into 2012, the low level of municipal issuance reflected the current political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. During this period, we saw an increased number of borrowers come to market seeking to take advantage of the low rate environment through refunding activity, with approximately 60% of municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

Over the twelve months ended October 31, 2012, municipal bond issuance nationwide totaled $379.6 billion, an increase of 18.6% over the issuance for the twelve-month period ended October 31, 2011. As previously discussed, the majority of this increase was attributable to refunding issues, rather than new money issuance. During this period, demand for municipal bonds remained consistently strong, especially from individual investors (as evidenced in part by flows into mutual funds) and also from banks and crossover buyers such as hedge funds.

6	Nuveen Investments

What key strategies were used to manage these Funds during this twelvemonth reporting period ended October 31, 2012?

In an environment characterized by tight supply, strong demand and lower yields, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term. During this period, NUV and NUW found value in health care and broad-based essential services bonds backed by taxes or other revenues. We also purchased tobacco credits when we found attractive valuation levels, which resulted in an increase in our allocation to these bonds, especially in NUW. NMI also emphasized health care bonds, as we increased our exposure to this sector over this period. In NEV, we added several corporate-backed, or industrial development revenue (IDR), credits, including bonds issued for Georgia-Pacific, Elizabeth River Crossing in Virginia, Anheuser Busch sewage facilities in New Jersey and Salt Verde Financial Corporation in Arizona for Citicorp-backed prepaid gas contracts.

During this period, each of these Funds took steps to enhance its positioning relative to risk, including credit risk and interest rate risk. In NUV and NUW, this involved purchasing higher credit quality bonds, with the goal of positioning the Funds slightly more defensively. NMI also increased its credit quality by slightly adding to weightings in higher grade bonds when reinvestment needs arose from calls and maturities. Our efforts in this area were based on the attractive values offered in higher quality sectors during this period and our belief that these Funds were already well positioned in the lower quality sectors. In NEV, we worked to reduce the interest rate risk of the Fund by allowing its duration to migrate lower until it was positioned neutrally relative to its benchmark. This was accomplished by taking advantage of opportunities to reinvest the proceeds from sales, bond calls, and matured bonds in segments of the yield curve other than the long end.

In NUV, NUW and NMI, cash for new purchases was generated primarily by the proceeds from an increased number of bond calls resulting from the growth in refinanc-ings. During this period, we worked to redeploy these proceeds as well as those from maturing bonds to keep the Funds as fully invested as possible. As the newest Fund, NEV had fewer maturing bonds and bond calls, especially during the second half of this period and trading activity was relatively light. Overall, selling in all of the Funds was rather limited because the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of October 31, 2012, all four of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement. As part of our duration management strategies, NEV also invested in forward interest rates swaps to help reduce the duration of the Fund’s portfolio. During this period, interest rates declined

Nuveen Investments	7

and therefore these swaps had a mildly negative impact on performance. These swaps remained in place at period end.

How did the Funds perform during the twelve-month period ended October 31, 2012?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value
For periods ended 10/31/12

Fund	1-Year	5-Year	10-Year
NUV	12.62%	5.68%	5.63%
NMI	14.05%	7.04%	6.21%

S&P Municipal Bond Index**	9.56%	5.83%	5.35%
Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average**	12.81%	5.48%	5.11%

Fund	1-Year	Since Inception*
NUW	13.23%	11.79%

S&P Municipal Bond Index**	9.56%	5.19%
Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average**	12.81%	11.86%

NEV***	20.67%	10.00%

S&P Municipal Bond Index**	9.56%	6.19%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average**	18.77%	10.05%

For the twelve months ended October 31, 2012, the total returns on net asset value (NAV) for NUV, NUW and NMI exceeded the return on the S&P Municipal Bond Index. NUW and NMI also outperformed the average return for the Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average, while NUV trailed this Lipper average by a narrow margin. For the same period, NEV outperformed the S&P Municipal Bond Index and the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, the use of derivatives in NEV, credit exposure and sector allocation. In addition, NEV’s use of leverage was an important positive factor in its performance during this period. Leverage is discussed in more detail later in this report.

In an environment of declining rates and a flattening yield curve, municipal bonds with longer maturities generally outperformed those with shorter maturities during this

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown.Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview Page for your Fund in this report.

*	Since inception returns for NUW and NEV and their comparative index and benchmarks are from 2/25/09 and 9/25/09, respectively.

**	Refer to Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

***
NEV is a leveraged Fund through investments in inverse floating rate securities, as discussed later in this report. The remaining three Funds in this report use inverse floating rate securities primarily for duration management and both income and total return enhancement.

8	Nuveen Investments

period. Overall, credits at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. For this period, duration and yield curve positioning was a major positive contributor to the performance of these Funds. Overall, NEV was the most advantageously positioned in terms of duration and yield curve, with the longest duration among these Funds. All of the Funds tended to be overweight in the longer segments of the yield curve that performed well and underweight at the shorter end of the curve that underperformed. In particular, the Funds benefited from their holdings of long duration bonds, many of which had zero percent coupons, which generally outperformed the market. During this period, NUV, NUW and NMI were overweight in zero coupon bonds.

Although NEV benefited from its longer duration, this Fund used forward interest rate swaps to reduce duration and moderate interest rate risk, as previously described. Because the interest rate swaps were used to hedge against a potential rise in interest rates, the swaps performed poorly as interest rates fell. This had a negative impact on NEV’s total return performance for the period, which was offset by the Fund’s overall duration and yield curve positioning and the strong performance of its municipal bond holdings.

Credit exposure was another important factor in the Funds’ performance during these twelve months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, all of these Funds benefited from their holdings of lower rated credits, especially NMI, which held the largest allocation of bonds rated BBB and the fewest combined AAA and AA bonds. Heavier weightings of AAA bonds in NUV and AA bonds in NEV detracted from these Funds’ performance, although this was offset to a large degree in NEV by the Fund’s strong exposure to non-rated and subinvestment grade credits.

During this period, revenue bonds as a whole outperformed the general municipal market. Holdings that generally made positive contributions to the Funds’ returns included health care (together with hospitals), transportation, education, water and sewer and IDR bonds. All of these Funds benefited from their overweighting in health care, with NUV and NUW having the heaviest weightings. In addition, NUV, NUW and NEV had good weightings in transportation, especially toll roads in NEV. NEV also was helped by its overweighting in higher education and IDRs. Tobacco credits backed by the 1998 master tobacco settlement agreement also performed extremely well, helped in part by their longer effective durations. These bonds also benefited from market developments, including increased demand for higher yielding investments by

Nuveen Investments	9

investors who had become less risk averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the 46 states participating in the agreement stand to receive increased payments from the tobacco companies. As of October 31, 2012, all of these Funds, especially NUV and NUW, were overweight in tobacco bonds, which boosted their performance as tobacco credits rallied.

NEV’s performance also benefited from improvement in two distressed holdings: student housing revenue bonds issued by the Illinois Finance Authority for the Fullerton Village project at DePaul University in Chicago and insured sewer revenue bonds issued by Jefferson County, Alabama. Both of these issues recovered meaningfully from the price level at which they had been purchased, which was advantageous for the Fund’s performance.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were the poorest performing market segment during this period. The underperfor-mance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. Although their exposure to pre-refunded bonds declined over this reporting period, NUV held a significantly heavier weighting of pre-refunded bonds than NMI. As newer Funds, NUW and NEV had substantially smaller allocations of pre-refunded bonds. General obligation (GO) bonds and housing and utilities (e.g., resource recovery, public power) credits also lagged the performance of the general municipal market for this period. All four of these Funds had relatively lighter exposures to GOs, which lessened the impact of these holdings.

Fund Policy Changes

On September 20, 2012, NUW’s Board of Trustees approved changes to the Fund’s investment policy regarding its practice of not investing in municipal securities that pay interest taxable under the federal alternative minimum tax applicable to individuals (AMT Bonds). Effective October 15, 2012, the Fund’s investment policy was updated to state that the Fund will invest at least 80% of its managed assets in municipal securities that pay interest exempt from the federal alternative minimum tax applicable to individuals (AMT). Concurrent with the investment policy changes, the Fund changed its name from Nuveen Municipal Value Fund 2 (NUW) to Nuveen AMT-Free Municipal Value Fund (NUW).

10	Nuveen Investments

Fund Leverage and
Other Information

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of NEV, relative to its comparative index was its use of leverage. This was also a factor, although less significantly, for NUW, because its use of leverage is more modest and much less significantly for NUV and NMI, where the use of leverage is close to zero. The Fund’s use leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on net asset value and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Leverage made a positive contribution to the performance of the Funds over this reporting period.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Nuveen Investments	11

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount investment.

12	Nuveen Investments

Dividend and
Price Information

DIVIDEND INFORMATION

During the twelve-month reporting period ended October 31, 2012, the monthly dividends of NMI and NEV remained stable throughout the period, while the dividend of NUV was reduced once, and the dividend of NUW was reduced twice.

Due to normal portfolio activity, shareholders of the following Funds received capital gains and/or net ordinary income distributions in December 2011 as follows:

Fund	Long-Term Capital Gains (per share)	Short-Term Capital Gains and/or Ordinary Income (per share)
NUV	$0.0542	$0.0111
NEV	—	$0.0021

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2012, all of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

SHARE REPURCHASES AND PRICE INFORMATION

Since the inception of the Funds’ repurchase programs, the Funds’ have not repurchased any of their outstanding shares.

As of October 31, 2012, and during the twelve-month reporting period, the Funds’ share prices were trading at (+) premiums or (-) discounts to their NAVs as shown in the accompanying table.

Fund	10/31/12 (+)Premium	Twelve-Month Average (+)Premium/(-)Discount
NUV	(+)0.58%	(+)0.90%
NUW	(+)4.95%	(+)2.09%
NMI	(+)8.58%	(+)5.23%
NEV	(+)2.15%	(+)1.59%

Nuveen Investments	13

SHELF EQUITY PROGRAMS

NUV has filed a registration statement with the Securities and Exchange Commission (SEC) authorizing the Fund to issue additional shares through an equity shelf offering program. Under this equity shelf program, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per share.

As of October 31, 2012, NUV had cumulatively sold 4,978,008 shares.

During the twelve-month reporting period, the Fund sold shares through its shelf equity program at a weighted average premium to NAV per share as shown in the accompanying table.

Fund	Shares Sold through Shelf Offering	Weighted Average Premium to NAV Per Share Sold
NUV	4,724,522	1.60%

On August 24, 2012, both NUW and NEV filed a registration statement with the SEC for an equity shelf offering, pursuant to which each Fund may issue additional shares. Each registration statement was declared effective subsequent to the close of this reporting period and each Fund is permitted to sell additional shares.

(Refer to Notes to Financial Statements, Footnote 1 — General Information and Significant Accounting Policies for further details on the Funds’ Shelf Equity Programs.)

14	Nuveen Investments

NUV	Nuveen Municipal
Performance OVERVIEW	Value Fund, Inc.
as of October 31, 2012

Fund Snapshot
Share Price	$10.37
Net Asset Value (NAV)	$10.31
Premium/(Discount) to NAV	0.58%
Market Yield	4.28%
Taxable-Equivalent Yield1	5.94%
Net Assets ($000)	$2,105,323

Leverage
Effective Leverage	1.81%

Average Annual Total Returns
(Inception 6/17/87)
	On Share Price	On NAV
1-Year	13.15%	12.62%
5-Year	7.20%	5.68%
10-Year	6.60%	5.63%

States3
(as a % of total investments)
California	14.4%
Illinois	13.3%
Texas	8.1%
New York	5.9%
Colorado	4.7%
Washington	4.7%
Florida	4.7%
Michigan	4.2%
Missouri	3.3%
Ohio	3.2%
Wisconsin	3.1%
New Jersey	3.0%
Louisiana	2.8%
Puerto Rico	2.7%
Indiana	2.3%
South Carolina	2.1%
Pennsylvania	1.6%
Rhode Island	1.2%
Other	14.7%

Portfolio Composition3
(as a % of total investments)
Health Care	22.5%
Tax Obligation/Limited	20.7%
U.S. Guaranteed	12.3%
Transportation	10.2%
Tax Obligation/General	10.1%
Consumer Staples	7.4%
Utilities	5.9%
Other	10.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Holdings are subject to change.
4	The Fund paid shareholders capital gains and net ordinary income distributions in December 2011 of $0.0653 per share.

Nuveen Investments	15

NUW	Nuveen AMT-Free
Performance OVERVIEW	Municipal Value Fund
as of October 31, 2012

Fund Snapshot
Share Price	$18.66
Net Asset Value (NAV)	$17.78
Premium/(Discount) to NAV	4.95%
Market Yield	4.31%
Taxable-Equivalent Yield1	5.99%
Net Assets ($000)	$231,140

Leverage
Effective Leverage	7.10%

Average Annual Total Returns
(Inception 2/25/09)
	On Share Price	On NAV
1-Year	14.73%	13.23%
Since Inception	11.90%	11.79%

States3
(as a % of total investments)
Illinois	10.6%
Florida	9.2%
California	8.8%
Wisconsin	7.9%
Louisiana	7.5%
Ohio	6.8%
Texas	5.9%
Colorado	5.7%
Indiana	5.4%
Puerto Rico	4.8%
Arizona	4.4%
Michigan	4.1%
Rhode Island	3.0%
New Jersey	2.9%
Other	13.0%

Portfolio Composition3
(as a % of total investments)
Health Care	22.8%
Tax Obligation/Limited	19.6%
Transportation	11.2%
Tax Obligation/General	10.2%
Utilities	8.9%
Consumer Staples	8.4%
Water and Sewer	6.3%
Other	12.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are given an regarded as having rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Holdings are subject to change.

16	Nuveen Investments

NMI	Nuveen Municipal
Performance OVERVIEW	Income Fund, Inc.
as of October 31, 2012

Fund Snapshot
Share Price	$12.66
Net Asset Value (NAV)	$11.66
Premium/(Discount) to NAV	8.58%
Market Yield	4.50%
Taxable-Equivalent Yield1	6.25%
Net Assets ($000)	$96,298

Leverage
Effective Leverage	8.84%

Average Annual Total Returns
(Inception 4/20/88)
	On Share Price	On NAV
1-Year	19.51%	14.05%
5-Year	9.38%	7.04%
10-Year	7.93%	6.21%

States3
(as a % of total investments)
California	19.2%
Illinois	11.4%
Colorado	8.0%
Texas	7.7%
Missouri	7.3%
Florida	5.2%
New York	4.9%
Ohio	4.1%
Wisconsin	3.9%
Kentucky	3.0%
Pennsylvania	2.8%
Maryland	2.4%
South Carolina	1.8%
Michigan	1.6%
Alabama	1.6%
Montana	1.2%
Other	13.9%

Portfolio Composition3
(as a % of total investments)
Health Care	19.6%
Tax Obligation/Limited	17.7%
Education and Civic Organizations	11.6%
Tax Obligation/General	10.1%
Utilities	9.0%
U.S. Guaranteed	7.0%
Water and Sewer	6.3%
Transportation	5.9%
Other	12.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, this Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are given an regarded as having rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments	17

NEV	Nuveen Enhanced
Performance OVERVIEW	Municipal Value Fund
as of October 31, 2012

Fund Snapshot
Share Price	$16.16
Net Asset Value (NAV)	$15.82
Premium/(Discount) to NAV	2.15%
Market Yield	5.94%
Taxable-Equivalent Yield1	8.25%
Net Assets ($000)	$305,341

Leverage
Effective Leverage	34.07%

Average Annual Total Returns
(Inception 9/25/09)
	On Share Price	On NAV
1-Year	25.68%	20.67%
Since Inception	9.21%	10.00%

States3
(as a % of total municipal bonds)
California	19.0%
Illinois	10.7%
Michigan	6.5%
Georgia	6.5%
Florida	6.2%
Ohio	5.7%
Pennsylvania	5.2%
Wisconsin	5.0%
Colorado	4.2%
Arizona	4.0%
Texas	3.8%
New York	2.9%
Washington	2.1%
Massachusetts	1.9%
Nevada	1.8%
Other	14.5%

Portfolio Composition3,4
(as a % of total investments)
Tax Obligation/Limited	21.8%
Health Care	15.1%
Transportation	15.0%
Education and Civic Organizations	11.3%
Tax Obligation/General	10.4%
Consumer Staples	5.3%
Long-Term Care	4.8%
Utilities	4.1%
Other	12.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Holdings are subject to change
4	Excluding investments in derivatives.
5	The Fund paid shareholders a net ordinary income distribution in December 2011 of $0.0021 per share.

18	Nuveen Investments

NUV NUW NMI NEV	Shareholder Meeting Report

The annual meeting of shareholders was held on July 31, 2012 in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL 60606; at this meeting the shareholders were asked to vote  on the election of Board Members.

	NUV	NUW	NMI	NEV
	Common Shares	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Robert P. Bremner
For	175,260,805	12,140,730	7,206,118	18,463,992
Withhold	3,916,156	228,157	208,954	267,867
Total	179,176,961	12,368,887	7,415,072	18,731,859
Jack B. Evans
For	175,390,107	12,137,208	7,204,602	18,477,804
Withhold	3,786,854	231,679	210,470	254,055
Total	179,176,961	12,368,887	7,415,072	18,731,859
William J. Schneider
For	175,517,124	12,138,343	7,207,127	18,477,921
Withhold	3,659,837	230,544	207,945	253,938
Total	179,176,961	12,368,887	7,415,072	18,731,859

Nuveen Investments	19

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen Municipal Value Fund, Inc.
Nuveen AMT-Free Municipal Value Fund (formerly known as Nuveen Municipal Value Fund 2)
Nuveen Municipal Income Fund, Inc.
Nuveen Enhanced Municipal Value Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc., Nuveen AMT-Free Municipal Value Fund, Nuveen Municipal Income Fund, Inc., and Nuveen Enhanced Municipal Value Fund (the “Funds”) as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Municipal Value Fund, Inc., Nuveen AMT-Free Municipal Value Fund, Nuveen Municipal Income Fund, Inc., and Nuveen Enhanced Municipal Value Fund at October 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 27, 2012

20	Nuveen Investments

Nuveen Municipal Value Fund, Inc.
NUV	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alaska – 0.7%
$3,335	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%, 12/01/30 – FGIC Insured	12/14 at 100.00	AA+	$3,461,130
5,000	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005B-2, 5.250%, 12/01/30 – NPFG Insured	6/15 at 100.00	AA+	5,235,600
3,000	Anchorage, Alaska, General Obligation Bonds, Series 2003B, 5.000%, 9/01/23 (Pre-refunded 9/01/13) – FGIC Insured	9/13 at 100.00	AA+ (4)	3,119,790
2,500	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B+	2,224,675
13,835	Total Alaska			14,041,195
	Arizona – 0.6%
2,500	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38	7/18 at 100.00	AA–	2,755,250
2,575	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	CCC	2,304,934
5,600	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	6,490,064
1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.250%, 9/01/30	9/13 at 100.00	A2	1,012,680
11,675	Total Arizona			12,562,928
	Arkansas – 0.2%
1,150	Benton Washington Regional Public Water Authority, Arkansas, Water Revenue Bonds, Refunding & Improvement Series 2007, 4.750%, 10/01/33 – SYNCORA GTY Insured	10/17 at 100.00	A–	1,235,077
2,000	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Series 2002, 5.000%, 12/01/32 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	Aa2 (4)	2,008,040
3,150	Total Arkansas			3,243,117
	California – 14.3%
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006:
5,000	5.000%, 4/01/37 – BHAC Insured	4/16 at 100.00	AA+	5,536,250
6,000	5.000%, 4/01/37	4/16 at 100.00	A+	6,333,840
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,548,419
2,130	California Pollution Control Financing Authority, Revenue Bonds, Pacific Gas and Electric Company, Series 2004C, 4.750%, 12/01/23 – FGIC Insured (Alternative Minimum Tax)	6/17 at 100.00	A3	2,328,559
2,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%, 6/01/22 (Pre-refunded 12/01/13)	12/13 at 100.00	AAA	2,642,600
	California State, General Obligation Bonds, Series 2003:
14,600	5.250%, 2/01/28	8/13 at 100.00	A1	15,050,848
11,250	5.000%, 2/01/33	8/13 at 100.00	A1	11,551,950
16,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37	6/17 at 100.00	A1	17,371,040
5,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	A1	5,535,750
7,625	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	4/13 at 100.00	BBB	7,654,051
3,295	California Statewide Community Development Authority, Health Facility Revenue Refunding Bonds, Memorial Health Services, Series 2003A, 5.500%, 10/01/33 (Pre-refunded 4/01/13)	4/13 at 100.00	AA– (4)	3,368,050
3,500	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	4,283,230
3,600	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	4,065,768

Nuveen Investments	21

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$5,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/32 – AGM Insured	8/18 at 100.00	Aa1	$5,091,250
4,505	Covina-Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2003B, 0.000%, 6/01/28 – FGIC Insured	No Opt. Call	A+	2,107,484
16,045	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/33 – AGM Insured	8/17 at 42.63	Aa2	5,396,254
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/22 (ETM)	No Opt. Call	Aaa	25,031,400
21,150	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B, 5.000%, 6/01/38 (Pre-refunded 6/01/13) – AMBAC Insured	6/13 at 100.00	Aaa	21,740,931
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
7,435	5.000%, 6/01/29 – AMBAC Insured	11/12 at 100.00	A2	7,442,435
11,470	5.000%, 6/01/38 – FGIC Insured	6/15 at 100.00	A2	11,687,815
15,000	5.000%, 6/01/45	6/15 at 100.00	A2	15,270,150
3,540	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	3,674,343
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
8,060	4.500%, 6/01/27	6/17 at 100.00	BB–	7,213,619
7,870	5.000%, 6/01/33	6/17 at 100.00	BB–	6,747,187
1,500	5.125%, 6/01/47	6/17 at 100.00	BB–	1,215,600
4,500	Hemet Unified School District, Riverside County, California, General Obligation Bonds, Series 2008B, 5.125%, 8/01/37 – AGC Insured	8/16 at 102.00	AA–	4,985,685
6,280	Los Angeles County Metropolitan Transportation Authority, California, Proposition A First Tier Senior Sales Tax Revenue Bonds, Series 2003A, 5.000%, 7/01/17 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AAA	6,478,762
4,000	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	N/R	3,952,520
	Merced Union High School District, Merced County, California, General Obligation Bonds, Series 1999A:
2,500	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,637,325
2,555	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA–	1,562,740
2,365	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2004, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	A+	1,163,911
3,550	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	4,975,822
7,200	Napa Valley Community College District, Napa and Sonoma Counties, California, General Obligation Bonds, Election 2002 Series 2007C, 0.000%, 8/01/29 – NPFG Insured	8/17 at 54.45	Aa2	3,181,680
4,900	Ontario, California, Certificates of Participation, Water System Improvement Project, Refunding Series 2004, 5.000%, 7/01/29 – NPFG Insured	7/14 at 100.00	AA	5,192,432
2,350	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	2,659,237
10,150	Placer Union High School District, Placer County, California, General Obligation Bonds, Series 2004C, 0.000%, 8/01/33 – AGM Insured	No Opt. Call	AA	3,781,789
2,780	Rancho Mirage Joint Powers Financing Authority, California, Certificates of Participation, Eisenhower Medical Center, Series 1997B, 4.875%, 7/01/22 – NPFG Insured	7/15 at 102.00	Baa2	2,865,151
8,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.625%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa2 (4)	8,705,520
15,505	Riverside Public Financing Authority, California, Tax Allocation Bonds, University Corridor, Series 2007C, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	BBB+	15,555,856

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	San Bruno Park School District, San Mateo County, California, General Obligation Bonds, Series 2000B:
$2,575	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA	$1,647,331
2,660	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA	1,621,110
250	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D, 7.000%, 8/01/41	2/21 at 100.00	BBB	288,000
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
11,605	0.000%, 1/15/25 – NPFG Insured	No Opt. Call	BBB	6,291,071
14,740	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	BBB	4,427,896
5,000	San Jose, California, Airport Revenue Bonds, Series 2007A, 6.000%, 3/01/47 – AMBAC Insured (Alternative Minimum Tax)	3/17 at 100.00	A2	5,460,200
13,220	San Mateo County Community College District, California, General Obligation Bonds, Series 2006A, 0.000%, 9/01/28 – NPFG Insured	No Opt. Call	Aaa	7,133,115
5,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/24 – FGIC Insured	No Opt. Call	Aa1	3,250,650
2,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2005A-2, 5.400%, 6/01/27	6/17 at 100.00	B+	1,833,380
1,300	University of California, General Revenue Bonds, Refunding Series 2009O, 5.250%, 5/15/39	5/19 at 100.00	Aa1	1,515,696
349,395	Total California			301,055,702
	Colorado – 4.7%
5,000	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	5,089,100
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	AA–	5,224,300
1,700	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA–	1,866,549
15,925	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	17,358,250
750	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2006B, 5.000%, 12/01/23 – RAAI Insured	12/16 at 100.00	Baa2	777,375
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2012A, 5.000%, 3/01/41	3/22 at 100.00	Aa2	2,294,500
18,915	Denver, Colorado, Airport System Revenue Refunding Bonds, Series 2003B, 5.000%, 11/15/33 (Pre-refunded 11/15/13) – SYNCORA GTY Insured	11/13 at 100.00	A+ (4)	19,835,404
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
24,200	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	BBB	9,262,308
17,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	BBB	6,111,840
7,600	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%, 9/01/39 – NPFG Insured	9/26 at 52.09	BBB	1,686,896
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
7,500	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	BBB	3,467,175
10,075	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	BBB	2,726,094
5,000	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	4,610,150
7,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.700%, 6/15/21 (Pre-refunded 6/15/16) – AMBAC Insured	6/16 at 100.00	N/R (4)	8,281,910
5,000	Rangely Hospital District, Rio Blanco County, Colorado, General Obligation Bonds, Refunding Series 2011, 6.000%, 11/01/26	11/21 at 100.00	Baa1	6,002,850
3,750	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	4,354,800
136,415	Total Colorado			98,949,501

Nuveen Investments	23

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut – 0.3%
$1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	$1,625,445
8,670	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2007A, 5.750%, 9/01/34 (5)	11/17 at 100.00	N/R	3,746,047
10,170	Total Connecticut			5,371,492
	District of Columbia – 0.5%
10,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	10,188,400
	Florida – 4.6%
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	3,387,390
4,285	Escambia County Health Facilities Authority, Florida, Revenue Bonds, Ascension Health Credit Group, Series 2002C, 5.750%, 11/15/32	11/12 at 101.00	AA+	4,342,376
10,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2005E, 4.500%, 6/01/35 (UB)	6/15 at 101.00	AAA	10,820,200
2,650	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A3	2,778,207
2,250	Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and Improvement Bonds, Series 2002, 5.375%, 10/01/20 – FGIC Insured	11/12 at 100.00	AA+	2,259,405
3,000	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	Aa2	3,224,130
5,000	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34	10/17 at 100.00	A3	5,206,300
4,090	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A–	4,480,513
9,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s Hospital, Series 2010A, 6.000%, 8/01/46	8/21 at 100.00	AA–	11,334,640
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/29	10/20 at 100.00	A	4,534,320
9,340	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/39 – AGM Insured	10/20 at 100.00	Aa2	10,476,024
2,900	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2006, 5.000%, 10/01/31 – SYNCORA GTY Insured	10/16 at 100.00	AA–	3,069,273
9,250	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	BBB	9,568,015
2,500	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	2,654,750
14,730	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	15,897,205
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	3,768,897
89,795	Total Florida			97,801,645
	Georgia – 0.8%
10,240	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.000%, 11/01/38 – FGIC Insured	11/12 at 100.00	A1	10,269,389
2,500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2001A, 5.000%, 11/01/33 – NPFG Insured	11/12 at 100.00	A1	2,507,175
4,000	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.250%, 10/01/39 – AGM Insured	10/14 at 100.00	AA–	4,293,360
16,740	Total Georgia			17,069,924

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Hawaii – 0.9%
$7,140	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company Inc., Series 1997A, 5.650%, 10/01/27 – NPFG Insured	10/13 at 100.00	BBB	$7,225,823
1,735	Honolulu City and County, Hawaii, General Obligation Bonds, Series 2003A, 5.250%, 3/01/28 – NPFG Insured	3/13 at 100.00	Aa1	1,760,799
10,590	Honolulu City and County, Hawaii, General Obligation Bonds, Series 2003A, 5.250%, 3/01/28 (Pre-refunded 3/01/13) – NPFG Insured	3/13 at 100.00	Aa1 (4)	10,768,653
19,465	Total Hawaii			19,755,275
	Illinois – 13.2%
2,060	Aurora, Illinois, Golf Course Revenue Bonds, Series 2000, 6.375%, 1/01/20	1/13 at 100.00	A+	2,067,334
17,205	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/24 – FGIC Insured	No Opt. Call	A+	10,608,603
1,500	Chicago Park District, Illinois, General Obligation Bonds, Limited Tax Series 2011A, 5.000%, 1/01/36	1/22 at 100.00	AAA	1,714,890
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A:
2,585	4.750%, 1/01/30 – AGM Insured	1/16 at 100.00	AA–	2,772,697
5,000	4.625%, 1/01/31 – AGM Insured	1/16 at 100.00	AA–	5,317,800
285	Chicago, Illinois, General Obligation Bonds, Series 2002A, 5.625%, 1/01/39 – AMBAC Insured	11/12 at 100.00	Aa3	286,049
2,825	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2003C-2, 5.250%, 1/01/30 – AGM Insured (Alternative Minimum Tax)	1/14 at 100.00	AA–	2,886,924
3,320	Cook and DuPage Counties Combined School District 113A Lemont, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	BBB	2,301,590
3,020	Cook County High School District 209, Proviso Township, Illinois, General Obligation Bonds, Series 2004, 5.000%, 12/01/19 – AGM Insured	12/16 at 100.00	AA–	3,307,957
8,875	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	10,098,241
3,260	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B2	3,392,519
	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003B:
1,615	5.250%, 11/01/20 (Pre-refunded 11/01/13) – AGM Insured	11/13 at 100.00	Aa2 (4)	1,695,508
385	5.250%, 11/01/20 (Pre-refunded 1/01/14) – AGM Insured	1/14 at 100.00	AA (4)	407,388
5,000	Illinois Development Finance Authority, Gas Supply Revenue Bonds, Peoples Gas, Light and Coke Company, Series 2003E, 4.875%, 11/01/38 (Mandatory put 11/01/18) – AMBAC Insured (Alternative Minimum Tax)	11/13 at 101.00	A1	5,167,350
28,030	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/19 – AGM Insured	No Opt. Call	Aa3	23,548,564
1,800	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Winnebago and Boone Counties School District 205 – Rockford, Series 2000, 0.000%, 2/01/19 – AGM Insured	No Opt. Call	Aa3	1,507,554
3,180	Illinois Development Finance Authority, Revenue Bonds, Chicago Charter School Foundation, Series 2002A, 6.250%, 12/01/32 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R (4)	3,195,868
1,875	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	2,116,594
3,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	3,332,310
5,245	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.102%, 7/01/15 (IF)	No Opt. Call	Aa1	6,329,351
5,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2004A, 5.500%, 8/15/43 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	5,460,200
4,910	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	5,711,852
4,800	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	6,236,976
4,135	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	4,534,565

Nuveen Investments	25

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	$2,850,150
3,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	3,204,720
8,435	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997, 5.250%, 8/01/22 – AMBAC Insured	2/13 at 100.00	BBB	8,448,918
3,180	Illinois Health Facilities Authority, Revenue Bonds, South Suburban Hospital, Series 1992, 7.000%, 2/15/18 (ETM)	No Opt. Call	A (4)	3,728,327
5,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 5.500%, 6/15/30 – AMBAC Insured	6/15 at 101.00	A	5,438,450
655	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	A	736,574
5,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	CCC	3,249,950
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A:
12,320	0.010%, 6/15/17 – FGIC Insured	No Opt. Call	A3	11,059,418
9,270	0.010%, 6/15/18 – FGIC Insured	No Opt. Call	A3	8,004,460
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A:
7,010	0.010%, 6/15/17 – FGIC Insured (ETM)	No Opt. Call	A3 (4)	6,608,818
3,800	0.010%, 6/15/18 – FGIC Insured (ETM)	No Opt. Call	A3 (4)	3,479,584
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B:
7,250	0.000%, 6/15/18 – NPFG Insured	No Opt. Call	AAA	6,260,230
3,385	0.000%, 6/15/21 – NPFG Insured	No Opt. Call	AAA	2,523,619
5,190	0.000%, 6/15/28 – NPFG Insured	No Opt. Call	AAA	2,627,541
11,670	0.000%, 6/15/29 – FGIC Insured	No Opt. Call	AAA	5,610,469
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
10,000	0.000%, 6/15/24 – NPFG Insured	6/22 at 101.00	AAA	9,358,600
4,950	0.000%, 12/15/32 – NPFG Insured	No Opt. Call	AAA	1,972,575
21,375	0.000%, 6/15/34 – NPFG Insured	No Opt. Call	AAA	7,737,750
21,000	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	AAA	6,957,720
21,970	0.000%, 6/15/36 – NPFG Insured	No Opt. Call	AAA	6,993,490
10,375	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	3,223,513
25,825	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	AAA	6,926,007
16,800	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	12,252,912
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B:
3,775	5.500%, 6/15/20 – NPFG Insured	6/17 at 101.00	AAA	4,408,332
5,715	5.550%, 6/15/21 – NPFG Insured	6/17 at 101.00	AAA	6,631,515
6,095	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/32 – NPFG Insured	No Opt. Call	AA	8,221,667
1,160	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Area 4, Series 2007, 4.700%, 3/01/33 – AGC Insured	3/17 at 100.00	AA–	1,217,988
3,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2007, 5.000%, 3/01/22 – NPFG Insured	3/17 at 100.00	A	3,252,150
4,900	Springfield, Illinois, Electric Revenue Bonds, Series 2006, 5.000%, 3/01/26 – NPFG Insured	3/16 at 100.00	A	5,170,039
550	Tri-City Regional Port District, Illinois, Port and Terminal Facilities Revenue Refunding Bonds, Delivery Network Project, Series 2003A, 4.900%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	BBB	509,790
1,575	Will County Community School District 161, Summit Hill, Illinois, Capital Appreciation School Bonds, Series 1999, 0.000%, 1/01/18 – FGIC Insured	No Opt. Call	N/R	1,310,180

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$720	Will County Community School District 161, Summit Hill, Illinois, Capital Appreciation School Bonds, Series 1999, 0.000%, 1/01/18 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	$674,582
3,680	Will County Community Unit School District 201U, Crete-Monee, Will County, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/16 – FGIC Insured	No Opt. Call	A+	3,405,141
370,040	Total Illinois			278,053,863
	Indiana – 2.3%
300	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/24	4/14 at 100.00	BB+	255,162
	Indiana Bond Bank, State Revolving Fund Program Bonds, Series 2001A:
8,010	5.375%, 2/01/19 (Pre-refunded 2/01/13) (Alternative Minimum Tax)	2/13 at 101.00	N/R (4)	8,191,186
1,990	5.375%, 2/01/19 (Pre-refunded 2/01/13)	2/13 at 101.00	AAA	2,035,730
2,525	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42 (WI/DD, Settling 11/27/12)	5/23 at 100.00	A	2,765,860
3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 – AMBAC Insured	3/14 at 100.00	A+	3,059,730
2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A–	2,162,360
6,735	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	7,276,427
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
12,500	0.000%, 2/01/21 – AMBAC Insured	No Opt. Call	AA	9,958,750
14,595	0.000%, 2/01/27 – AMBAC Insured	No Opt. Call	AA	8,698,474
4,230	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Lakefront Development Project, Series 2010, 6.750%, 1/15/32	7/20 at 100.00	N/R	4,577,325
55,885	Total Indiana			48,981,004
	Iowa – 0.3%
580	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2007B, 4.800%, 1/01/37 (Alternative Minimum Tax)	7/16 at 100.00	Aaa	597,342
7,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	6/15 at 100.00	B+	6,612,550
7,580	Total Iowa			7,209,892
	Kansas – 1.1%
10,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/22 (Pre-refunded 3/01/14)	3/14 at 100.00	AAA	10,629,300
17,830	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	11,960,721
27,830	Total Kansas			22,590,021
	Kentucky – 0.1%
935	Greater Kentucky Housing Assistance Corporation, FHA-Insured Section 8 Mortgage Revenue Refunding Bonds, Series 1997A, 6.100%, 1/01/24 – NPFG Insured	1/13 at 100.00	BBB	937,188
1,750	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA–	1,936,883
2,685	Total Kentucky			2,874,071
	Louisiana – 2.8%
2,310	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB–	2,723,444
5,450	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	BBB–	6,374,974
12,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	13,528,440

Nuveen Investments	27

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$5,150	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/32	8/15 at 100.00	A+	$5,346,215
3,620	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1	3,786,954
26,095	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	11/12 at 100.00	A–	26,746,853
54,625	Total Louisiana			58,506,880
	Maine – 0.1%
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	Baa3	1,266,059
	Maryland – 0.6%
2,500	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba2	2,562,550
3,500	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	11/12 at 100.00	N/R	3,519,530
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa2	1,730,055
4,600	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.500%, 8/15/33	8/14 at 100.00	A2	4,884,142
12,100	Total Maryland			12,696,277
	Massachusetts – 1.2%
1,720	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.100%, 12/01/12 (Alternative Minimum Tax)	11/12 at 100.00	A–	1,723,062
4,595	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Health Care Inc., Series 2001C, 5.250%, 11/15/31 – RAAI Insured	11/12 at 100.50	BBB+	4,621,605
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	529,930
1,380	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43	11/12 at 103.00	D	1,187,414
1,072	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 6.375%, 2/15/43	11/12 at 103.00	D	107,359
1,650	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 6.625%, 2/15/43	11/12 at 103.00	D	17
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,569,698
12,200	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA–	13,155,992
1,630	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2000-6, 5.500%, 8/01/30	11/12 at 100.00	Aaa	1,636,308
27,047	Total Massachusetts			25,531,385
	Michigan – 4.2%
3,100	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2002A, 5.250%, 5/01/28 (Pre-refunded 5/01/13) – FGIC Insured	5/13 at 100.00	Aa2 (4)	3,177,810
10,740	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/13 at 100.00	B–	9,663,637
1,415	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	1,536,067
5,000	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Refunding Senior Lien Series 2006D, 4.625%, 7/01/32 – AGM Insured	7/16 at 100.00	AA–	5,111,350
3,700	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 4.500%, 11/01/23	11/20 at 100.00	AA	4,074,181

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$8,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	$8,231,680
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/26 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AA+ (4)	3,094,950
3,000	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	3,402,240
7,305	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001C-2, 5.250%, 7/01/29 – FGIC Insured	7/18 at 100.00	AA+	8,295,923
3,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.750%, 7/01/37	7/21 at 100.00	A+	3,365,970
2,000	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	Aa3	2,252,000
4,500	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA	5,011,965
5,140	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012A, 2.000%, 1/01/13	No Opt. Call	AAA	5,155,728
	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A:
5,000	7.900%, 10/01/21	4/13 at 100.00	Caa2	4,449,750
3,500	8.000%, 10/01/31	4/13 at 100.00	Caa2	3,114,825
8,460	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005I, 5.000%, 10/15/22 – AMBAC Insured	10/15 at 100.00	Aa3	9,400,075
7,200	Michigan Strategic Fund, Limited Obligation Resource Recovery Revenue Refunding Bonds, Detroit Edison Company, Series 2002D, 5.250%, 12/15/32 – SYNCORA GTY Insured	12/12 at 100.00	BBB+	7,214,040
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,485,444
85,210	Total Michigan			88,037,635
	Minnesota – 0.9%
1,750	Breckenridge, Minnesota, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	AA–	1,840,563
6,375	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28	11/18 at 100.00	A	7,695,454
2,300	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2005C, 5.000%, 1/01/31 – FGIC Insured	1/15 at 100.00	A	2,436,206
6,730	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/36	11/16 at 100.00	A–	7,075,384
17,155	Total Minnesota			19,047,607
	Missouri – 3.3%
6,000	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Missouri, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/32 – AGM Insured	10/13 at 100.00	AA–	6,196,560
40,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2003, 5.250%, 5/15/32	5/13 at 100.00	AA	40,907,600
12,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B, 5.000%, 6/01/30	6/20 at 100.00	AA–	13,551,600
4,000	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)	6/13 at 101.00	BB+	4,017,160
	West Plains Industrial Development Authority, Missouri, Hospital Facilities Revenue Bonds, Ozark Medical Center, Series 1997:
390	5.500%, 11/15/12	No Opt. Call	BB–	390,398
1,100	5.600%, 11/15/17	11/12 at 100.00	BB–	1,101,342
3,085	West Plains Industrial Development Authority, Missouri, Hospital Facilities Revenue Bonds, Ozark Medical Center, Series 1999, 6.750%, 11/15/24	11/12 at 100.00	BB–	3,089,597
66,575	Total Missouri			69,254,257

Nuveen Investments	29

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Montana – 0.2%
$3,750	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Puget Sound Energy, Series 2003A, 5.000%, 3/01/31 – AMBAC Insured	3/13 at 101.00	A–	$3,810,638
	Nebraska – 0.3%
5,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2008A, 5.500%, 2/01/39	2/18 at 100.00	Aa1	5,795,650
	Nevada – 1.2%
2,500	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2003A, 5.125%, 9/01/29 (Pre-refunded 9/01/13) – RAAI Insured	9/13 at 100.00	N/R (4)	2,599,200
5,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	5,760,400
863	Nevada State Las Vegas Monorail Company, Nevada, Series 2012A, 5.500%, 7/15/19 (6)	No Opt. Call	N/R	622,281
259	Nevada State Las Vegas Monorail Company, Nevada, Series 2012B, 3.000%, 6/30/55 (6)	No Opt. Call	N/R	107,435
10,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	A	10,256,300
2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, Trust 2634, 18.354%, 7/01/31 – BHAC Insured (IF) (7)	7/17 at 100.00	AA+	3,857,300
1,500	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A, 6.750%, 6/15/28	6/18 at 100.00	B2	1,547,115
22,622	Total Nevada			24,750,031
	New Hampshire – 0.1%
1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	1,699,110
	New Jersey – 2.9%
9,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	11/12 at 100.00	B	9,033,750
3,300	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	3,511,728
4,740	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/34	1/17 at 41.49	BBB+	1,568,466
7,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C, 5.500%, 6/15/24 (Pre-refunded 6/15/13)	6/13 at 100.00	Aaa	7,747,500
1,560	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.250%, 12/15/12 – FGIC Insured	No Opt. Call	A+	1,569,750
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
30,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	A+	13,815,000
27,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	11,308,680
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
105	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	125,116
310	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	362,111
1,150	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	1,249,935
7,165	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.250%, 6/01/43 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	7,418,068
5,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	4,335,950
96,830	Total New Jersey			62,046,054
	New Mexico – 0.1%
1,500	University of New Mexico, Revenue Refunding Bonds, Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	1,795,215

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 5.8%
$10,000	Dormitory Authority of the State of New York, FHA Insured Mortgage Hospital Revenue Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35	8/16 at 100.00	AAA	$10,421,500
8,500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Kaleida Health, Series 2004, 5.050%, 2/15/25 (Pre-refunded 2/15/14)	2/14 at 100.00	AAA	9,009,235
2,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35	6/16 at 100.00	A	2,119,860
1,510	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006B, 5.000%, 12/01/31	12/16 at 100.00	BB+	1,569,781
10,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/13 at 100.50	N/R	10,150,300
9,850	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	BBB	10,086,400
5,500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Series 2004B, 5.000%, 6/15/36 – AGM Insured (UB)	12/14 at 100.00	AAA	5,950,945
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27	5/17 at 100.00	AAA	5,687,050
	New York City, New York, General Obligation Bonds, Fiscal Series 2003J:
1,450	5.500%, 6/01/21 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,494,878
385	5.500%, 6/01/22 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	396,916
	New York City, New York, General Obligation Bonds, Fiscal Series 2004C:
190	5.250%, 8/15/24	8/14 at 100.00	AA	206,023
255	5.250%, 8/15/25	8/14 at 100.00	AA	276,313
	New York City, New York, General Obligation Bonds, Fiscal Series 2004C:
7,810	5.250%, 8/15/24 (Pre-refunded 8/15/14)	8/14 at 100.00	Aa2 (4)	8,494,000
5,745	5.250%, 8/15/25 (Pre-refunded 8/15/14)	8/14 at 100.00	Aa2 (4)	6,248,147
10,355	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2012A, 2.000%, 6/15/13	No Opt. Call	AAA	10,478,535
820	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1C, 5.500%, 6/01/18	11/12 at 100.00	AA–	823,534
28,810	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/19	6/13 at 100.00	AA–	29,660,759
8,575	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	10,033,179
116,755	Total New York			123,107,355
	North Carolina – 0.7%
1,500	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G, 5.000%, 6/01/33	6/13 at 100.00	AA+	1,533,615
3,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,196,140
1,500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.125%, 1/15/37	1/21 at 100.00	AA–	1,683,270
2,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D, 5.125%, 1/01/26 (Pre-refunded 1/01/13)	1/13 at 100.00	A– (4)	2,520,275
1,500	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A, 5.000%, 2/01/20 (Pre-refunded 2/01/14)	2/14 at 100.00	AA+ (4)	1,588,635
2,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007, 4.500%, 10/01/31	10/17 at 100.00	AA–	2,106,660
1,930	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2010A, 5.000%, 6/01/42	6/20 at 100.00	AA	2,218,670
13,930	Total North Carolina			14,847,265
	North Dakota – 0.5%
7,820	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	9,600,223

Nuveen Investments	31

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 3.2%
$10,000	American Municipal Power Ohio Inc., Ohio, General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	$10,936,200
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
5,745	5.375%, 6/01/24	6/17 at 100.00	B	5,133,789
1,775	5.125%, 6/01/24	6/17 at 100.00	B	1,550,818
5,500	5.875%, 6/01/30	6/17 at 100.00	B+	4,774,330
17,165	5.750%, 6/01/34	6/17 at 100.00	BB	14,523,993
3,520	6.000%, 6/01/42	6/17 at 100.00	BBB	3,051,347
11,940	5.875%, 6/01/47	6/17 at 100.00	BB	10,252,520
16,395	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 0.000%, 6/01/37	6/22 at 100.00	B+	14,293,489
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	2,100,756
73,770	Total Ohio			66,617,242
	Oklahoma – 0.8%
1,400	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,548,330
9,955	Oklahoma Development Finance Authority, Revenue Bonds, St. John Health System, Series 2004, 5.125%, 2/15/31	2/14 at 100.00	A	10,149,620
5,045	Oklahoma Development Finance Authority, Revenue Bonds, St. John Health System, Series 2004, 5.125%, 2/15/31 (Pre-refunded 2/15/14)	2/14 at 100.00	AA+ (4)	5,361,624
16,400	Total Oklahoma			17,059,574
	Oregon – 0.1%
2,860	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 5.000%, 10/01/32	10/17 at 100.00	A	3,082,279
	Pennsylvania – 1.6%
10,300	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2007A, 5.000%, 11/15/28	11/17 at 100.00	B–	7,317,120
6,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2004A, 5.500%, 12/01/31 – AMBAC Insured	12/14 at 100.00	Aa3	7,048,470
8,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2004D, 5.125%, 6/01/34 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA (4)	8,606,880
10,075	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	10,354,682
34,875	Total Pennsylvania			33,327,152
	Puerto Rico – 2.6%
8,340	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa2	8,727,643
13,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/39 – FGIC Insured	No Opt. Call	Baa1	13,742,300
5,450	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	12/12 at 100.00	Ba1	5,471,691
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
11,000	0.000%, 8/01/32	8/26 at 100.00	A+	11,180,730
4,985	6.000%, 8/01/42	8/19 at 100.00	A+	5,521,187
4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	4,561,144
76,485	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	6,433,918
123,570	Total Puerto Rico			55,638,613

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island – 1.2%
$6,250	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Series 1996, 5.250%, 5/15/26 – NPFG Insured	11/12 at 100.00	Baa1	$6,258,375
19,205	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	11/12 at 100.00	BBB–	19,588,908
25,455	Total Rhode Island			25,847,283
	South Carolina – 2.1%
7,000	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/29	12/14 at 100.00	AA–	7,563,850
3,000	Myrtle Beach, South Carolina, Hospitality and Accommodation Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 – FGIC Insured	6/14 at 100.00	A+	3,073,530
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
11,735	0.000%, 1/01/28 – AMBAC Insured	No Opt. Call	AA–	6,724,742
9,500	0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	AA–	5,198,020
16,430	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002B, 5.625%, 11/15/30	11/12 at 100.00	A	16,490,462
4,215	Spartanburg Sanitary Sewer District, South Carolina, Sewer System Revenue Bonds, Series 2003B, 5.000%, 3/01/38 – NPFG Insured	3/14 at 100.00	AA–	4,410,028
51,880	Total South Carolina			43,460,632
	Tennessee – 0.7%
10,300	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.625%, 4/01/38	4/18 at 100.00	A+	11,716,662
3,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	3,141,120
13,300	Total Tennessee			14,857,782
	Texas – 8.0%
5,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax) (8)	12/12 at 100.00	N/R	3,237,800
2,000	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34	1/17 at 100.00	Ba2	2,052,240
5,560	Beaumont Independent School District, Jefferson County, Texas, General Obligation Bonds, Series 2008, 5.000%, 2/15/38	2/17 at 100.00	AAA	6,280,020
5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Ca	714,225
	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005:
4,000	5.000%, 1/01/35 – FGIC Insured	1/15 at 100.00	BBB	4,072,840
31,550	5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	BBB	32,059,217
5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	5,626,200
11,900	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/27 – NPFG Insured	No Opt. Call	BBB	5,155,556
3,880	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 5.250%, 11/15/30 – NPFG Insured	11/12 at 100.00	BBB	3,885,277
13,870	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	BBB	4,181,528
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
24,755	0.000%, 9/01/29 – AMBAC Insured	No Opt. Call	A2	11,186,289
10,000	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	3,977,900
5,000	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	2/16 at 100.00	BBB–	5,186,950

Nuveen Investments	33

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	BBB–	$2,161,800
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	BBB	1,969,065
	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I:
30,000	0.000%, 1/01/42 – AGC Insured	1/25 at 100.00	AA–	32,699,700
5,220	0.000%, 1/01/43	1/25 at 100.00	A2	5,807,720
15,450	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008D, 0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA–	5,320,517
5,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	A+	5,128,600
2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22	7/13 at 101.00	CC	215,920
3,000	San Antonio, Texas, Water System Revenue Bonds, Series 2005, 4.750%, 5/15/37 – NPFG Insured	5/15 at 100.00	Aa1	3,235,350
11,585	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources Trust 1201, 9.101%, 2/15/30 (IF)	2/17 at 100.00	AA–	13,408,711
4,810	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	5,451,846
5,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Christus Health, Series 2008, 6.500%, 7/01/37 – AGC Insured	1/19 at 100.00	AA–	5,887,400
213,440	Total Texas			168,902,671
	Utah – 0.3%
3,260	Eagle Mountain, Utah, Gas and Electric Revenue Bonds, Series 2005, 5.000%, 6/01/24 – RAAI Insured	6/15 at 100.00	N/R	3,371,525
70	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 1998G-2, Class I, 5.200%, 7/01/30 (Alternative Minimum Tax)	11/12 at 100.00	Aaa	70,073
3,700	Utah State Board of Regents, Utah State University, Revenue Bonds, Series 2004, 5.000%, 4/01/35 (Pre-refunded 4/01/14) – NPFG Insured	4/14 at 100.00	AA (4)	3,945,384
7,030	Total Utah			7,386,982
	Virginia – 1.2%
1,500	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	BBB	1,548,900
10,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	8,785,300
6,675	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C, 5.000%, 2/01/37 – SYNCORA GTY Insured	2/17 at 100.00	BBB	7,035,851
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,180	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,292,265
1,650	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,903,721
3,770	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	4,146,435
24,775	Total Virginia			24,712,472
	Washington – 4.7%
6,400	Cowlitz County Public Utilities District 1, Washington, Electric Production Revenue Bonds, Series 2004, 5.000%, 9/01/34 – FGIC Insured	9/14 at 100.00	A1	6,588,864
4,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/17 (Pre-refunded 7/01/13) – SYNCORA GTY Insured	7/13 at 100.00	Aa1 (4)	4,140,760

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$3,475	Port of Seattle, Washington, General Obligation Bonds, Series 2004B, 5.000%, 11/01/19 – AGM Insured (Alternative Minimum Tax)	11/13 at 100.00	AAA	$3,632,696
2,400	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.375%, 12/01/33	12/20 at 100.00	Baa3	2,575,344
3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	4,250,345
12,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 5.000%, 10/01/33	10/22 at 100.00	AA	13,795,200
8,200	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series 1989B, 0.000%, 7/01/14	No Opt. Call	Aa1	8,109,800
2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	2,568,550
5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – FGIC Insured	10/16 at 100.00	AA	5,294,250
2,690	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.000%, 2/15/27 – NPFG Insured	8/17 at 100.00	BBB	2,812,476
6,400	Washington State Housing Finance Commission, Single Family Program Bonds, 2006 Series 3A, 5.000%, 12/01/37 (Alternative Minimum Tax)	12/15 at 100.00	Aaa	6,594,368
23,185	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.625%, 6/01/32	6/13 at 100.00	Baa1	24,170,363
	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C:
9,000	0.000%, 6/01/29 – NPFG Insured	No Opt. Call	AA+	5,217,389
16,195	0.000%, 6/01/30 – NPFG Insured	No Opt. Call	AA+	8,975,429
105,225	Total Washington			98,725,834
	Wisconsin – 3.1%
7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Senior Credit Group, Series 2010E, 5.000%, 11/15/33	11/19 at 100.00	AA+	7,790,720
6,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Healthcare Ministry, Series 2003A, 5.875%, 9/01/33 (Pre-refunded 9/01/13)	9/13 at 100.00	BBB+ (4)	6,272,880
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.000%, 2/15/17	2/16 at 100.00	A–	1,100,880
2,375	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	2,570,083
4,390	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	4,734,659
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2009, 6.000%, 12/01/38	12/18 at 100.00	A+	2,817,100
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A:
3,500	5.750%, 5/01/35	5/21 at 100.00	A+	4,039,910
5,000	6.000%, 5/01/41	5/21 at 100.00	A+	5,790,700
6,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	A+	7,359,132
10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System, Series 2010, 5.000%, 6/01/30	6/20 at 100.00	AA–	11,121,400
245	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2005C, 4.875%, 3/01/36 (Alternative Minimum Tax)	9/14 at 100.00	AA	247,989
8,945	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.250%, 5/01/37	5/19 at 100.00	AA–	11,069,972
57,555	Total Wisconsin			64,915,425

Nuveen Investments	35

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.2%
$2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	$2,341,186
1,850	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	2,244,529
3,885	Total Wyoming			4,585,715
$2,412,149	Total Investments (cost $1,902,194,654) – 99.3%			2,090,659,327
	Floating Rate Obligations – (0.7)%			(14,380,000)
	Other Assets Less Liabilities – 1.4%			29,043,402
	Net Assets – 100%			$2,105,322,729

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
On April 13, 2012, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.75% to 4.26%. Additionally, the Adviser instructed the Fund’s custodian to reduce any corresponding current and past due receivable balances by an equal percentage amount.

(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

36	Nuveen Investments

Nuveen AMT-Free Municipal Value Fund
(formerly known as Nuveen Municipal Value Fund 2)
NUW	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alaska – 0.6%
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
$1,050	4.625%, 6/01/23	6/14 at 100.00	Ba1	$1,053,140
350	5.000%, 6/01/46	6/14 at 100.00	B+	298,330
1,400	Total Alaska			1,351,470
	Arizona – 4.3%
1,520	Arizona School Facilities Board, Certificates of Participation, Series 2003A, 5.000%, 9/01/13 – NPFG Insured	No Opt. Call	A+	1,580,344
4,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, El Paso Electric Company, Refunding Series 2009A, 7.250%, 2/01/40	2/19 at 100.00	BBB	4,796,680
3,045	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	3,528,972
8,565	Total Arizona			9,905,996
	California – 8.7%
2,500	California State Public Works Board, Lease Revenue Bonds, Department of General Services Buildings 8 & 9, Series 2009A, 6.250%, 4/01/34	4/19 at 100.00	A2	2,966,950
500	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.775%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA–	811,900
1,800	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45	6/15 at 100.00	A2	1,832,418
3,635	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	BB–	3,116,395
1,750	Lodi Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2002 Series 2004, 5.000%, 8/01/29 (Pre-refunded 8/01/13) – AGM Insured	8/13 at 100.00	AA– (4)	1,812,948
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 6.500%, 11/01/39	No Opt. Call	A	630,738
10,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA–	8,855,027
20,835	Total California			20,026,376
	Colorado – 5.6%
1,000	Cherry Creek School District 5, Arapahoe County, Colorado, General Obligation Bonds, Series 2005B, 6.000%, 12/15/12	No Opt. Call	AA	1,007,090
5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2005A, 5.000%, 11/15/25 – SYNCORA GTY Insured	11/15 at 100.00	A+	5,544,850
3,605	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	BBB	1,666,555
4,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 – AGC Insured	12/19 at 100.00	AA–	4,692,520
13,605	Total Colorado			12,911,015
	Florida – 9.1%
9,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A, 5.500%, 10/01/41	10/19 at 100.00	A	10,867,999
	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2009-B1:
2,500	6.000%, 7/01/38	7/18 at 100.00	Aa2	2,970,450
2,000	5.625%, 7/01/38	7/18 at 100.00	Aa2	2,336,880
2,000	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B, 5.125%, 1/01/32 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	AA+ (4)	2,016,180
300	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	215,271

Nuveen Investments	37

Nuveen AMT-Free Municipal Value Fund (continued)
NUW	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$865	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	$498,301
375	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	158,914
525	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.450%, 5/01/23 (5)	5/18 at 100.00	N/R	5
70	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT, 6.450%, 5/01/23 (5)	5/18 at 100.00	N/R	37,586
910	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.450%, 5/01/23	5/17 at 100.00	N/R	889,498
2,120	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.450%, 5/01/23 (5)	5/18 at 100.00	N/R	967,038
21,165	Total Florida			20,958,122
	Georgia – 0.8%
495	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	587,476
1,000	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	B–	1,249,990
1,495	Total Georgia			1,837,466
	Illinois – 10.4%
3,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/37 – FGIC Insured	No Opt. Call	Aa3	902,010
725	Cook and DuPage Counties High School District 210 Lemont, Illinois, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/26 – NPFG Insured	1/16 at 100.00	Aa2	802,104
1,885	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Capital Appreciation Refunding Series 2002B, 0.000%, 12/01/15 – NPFG Insured	No Opt. Call	AAA	1,822,135
5,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 6.000%, 8/15/39	8/19 at 100.00	AA+	5,886,300
3,500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.125%, 11/15/37	5/19 at 100.00	A	4,259,710
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38	11/18 at 100.00	A2	6,308,649
3,970	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	4,179,219
23,080	Total Illinois			24,160,127
	Indiana – 5.3%
5,000	Indiana Finance Authority, Hospital Revenue Bonds, Deaconess Hospital Obligated Group, Series 2009A, 6.750%, 3/01/39	3/19 at 100.00	A+	5,935,900
3,650	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A–	3,946,307
2,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2009B, 6.000%, 1/01/39	1/19 at 100.00	A+	2,423,120
10,650	Total Indiana			12,305,327
	Iowa – 1.2%
3,025	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/15 at 100.00	B+	2,812,706
	Kansas – 0.3%
1,000	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	670,820
38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 7.4%
$5,000	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006C-3, 6.125%, 6/01/25 – AGC Insured	6/18 at 100.00	AA–	$5,876,250
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
7,000	5.375%, 5/15/43	5/17 at 100.00	Baa1	7,343,909
275	5.500%, 5/15/47	5/17 at 100.00	Baa1	290,934
3,255	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB	3,507,100
15,530	Total Louisiana			17,018,193
	Maine – 2.0%
3,335	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College, Tender Option Bond Trust 2009-5B, 13.484%, 7/01/39 (IF) (6)	7/19 at 100.00	Aa2	4,628,380
	Massachusetts – 0.7%
1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2989, 13.074%, 8/01/38 (IF)	8/19 at 100.00	AAA	1,537,270
	Michigan – 4.0%
3,000	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Refunding Senior Lien Series 2006D, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA–	3,146,610
5,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	5,144,800
1,050	Huron Valley School District, Oakland and Livingston Counties, Michigan, General Obligation Bonds, Refunding Series 2008, 5.000%, 5/01/13 – AGM Insured	No Opt. Call	Aa2	1,074,308
9,050	Total Michigan			9,365,718
	Nevada – 2.8%
250	Clark County, Nevada, Senior Lien Airport Revenue Bonds, Series 2005A, 5.000%, 7/01/40 – AMBAC Insured	7/15 at 100.00	Aa2	268,578
5,415	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	6,199,363
5,665	Total Nevada			6,467,941
	New Jersey – 2.8%
	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B:
2,135	7.125%, 12/01/23	6/19 at 100.00	A–	2,746,912
3,000	7.500%, 12/01/32	6/19 at 100.00	A–	3,783,570
5,135	Total New Jersey			6,530,482
	New York – 1.7%
3,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	3,691,950
130	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	152,107
3,130	Total New York			3,844,057
	North Carolina – 1.3%
3,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/19 – NPFG Insured	1/13 at 100.00	A	3,024,570

Nuveen Investments	39

Nuveen AMT-Free Municipal Value Fund (continued)
NUW	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 6.7%
$5,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2009A, 5.750%, 2/15/39 – AGC Insured	2/19 at 100.00	AA–	$5,750,000
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
2,115	5.875%, 6/01/30	6/17 at 100.00	B+	1,835,947
5,885	6.500%, 6/01/47	6/17 at 100.00	BB	5,532,077
2,000	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39 (Pre-refunded 1/15/15)	1/15 at 100.00	A (4)	2,278,240
15,000	Total Ohio			15,396,264
	Puerto Rico – 4.7%
4,390	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa2	4,594,047
3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	3,322,680
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Tender Option Bonds Trust 11851, 18.446%, 2/01/16 (IF)	No Opt. Call	AA–	3,031,700
9,890	Total Puerto Rico			10,948,427
	Rhode Island – 3.0%
3,000	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group Issue, Series 2009A, 7.000%, 5/15/39	5/19 at 100.00	A–	3,548,280
3,240	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	11/12 at 100.00	BBB+	3,304,768
6,240	Total Rhode Island			6,853,048
	Texas – 5.8%
3,550	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/31	8/16 at 46.64	Aaa	1,518,051
5,300	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	5,849,663
5,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	A+	5,128,600
1,000	Texas State, General Obligation Bonds, Public Financing Authority, Refunding Series 2011, 4.000%, 10/01/13	No Opt. Call	Aaa	1,034,920
14,850	Total Texas			13,531,234
	Virgin Islands – 0.5%
1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,184,460
	Virginia – 1.1%
2,000	Washington County Industrial Development Authority , Virginia, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2009C, 7.750%, 7/01/38	1/19 at 100.00	BBB+	2,494,700

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 7.7%
$5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Healthcare Inc., Series 2003, 6.400%, 4/15/33	4/13 at 100.00	A	$5,069,700
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/39	2/19 at 100.00	A+	1,760,145
9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/36	5/19 at 100.00	AA–	11,051,098
15,500	Total Wisconsin			17,880,943
$215,145	Total Investments (cost $183,350,011) – 98.5%			227,645,112
	Other Assets Less Liabilities – 1.5%			3,494,663
	Net Assets – 100%			$231,139,775

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
N/R	Not rated.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	41

Nuveen Municipal Income Fund, Inc.
NMI	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 1.6%
$1,000	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	$1,034,110
500	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/14 at 100.00	AA	509,610
1,500	Total Alabama			1,543,720
	Arizona – 0.6%
500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28	No Opt. Call	A–	590,755
	California – 19.4%
5,530	Adelanto School District, San Bernardino County, California, General Obligation Bonds, Series 1997A, 0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A+	3,938,245
	Brea Olinda Unified School District, California, General Obligation Bonds, Series 1999A:
2,000	0.000%, 8/01/21 – FGIC Insured	No Opt. Call	Aa2	1,496,900
2,070	0.000%, 8/01/22 – FGIC Insured	No Opt. Call	Aa2	1,465,022
2,120	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa2	1,407,616
450	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.250%, 6/01/21	12/18 at 100.00	B2	449,519
250	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007E, 4.800%, 8/01/37 (Alternative Minimum Tax)	2/17 at 100.00	BBB	238,423
2,500	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.000%, 6/01/25	6/14 at 100.00	A2	2,634,200
375	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.000%, 10/01/29	10/19 at 100.00	BBB+	416,516
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	7/15 at 100.00	BBB	1,025,640
1,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,556,925
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	BB–	895,930
500	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.375%, 10/01/33	10/13 at 102.00	N/R	515,525
250	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	270,173
300	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 7.000%, 11/01/34	No Opt. Call	A	437,016
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	283,968
385	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.000%, 8/01/24	2/21 at 100.00	A–	461,919
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.000%, 12/01/22	12/21 at 100.00	A	1,180,430
21,480	Total California			18,673,967
	Colorado – 8.1%
1,000	Adams State College, Colorado, Institutional Enterprise Revenue Bonds, Series 2012, 5.000%, 5/15/37	5/22 at 100.00	Aa2	1,153,620
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	1,090,000
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/35	6/16 at 100.00	A–	1,038,970

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$1,400	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 4.000%, 11/15/43	11/22 at 100.00	A+	$1,415,582
1,000	Denver West Metropolitan District, Jefferson County, Colorado, General Obligation Refunding Bonds, Series 2012A, 4.000%, 12/01/32 – AGM Insured	12/22 at 100.00	AA–	1,049,530
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	1,176,840
520	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.125%, 11/15/23	No Opt. Call	A	636,085
250	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.250%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	243,675
7,170	Total Colorado			7,804,302
	Connecticut – 1.1%
825	Capitol Region Education Council, Connecticut, Revenue Bonds, Series 1995, 6.750%, 10/15/15	4/13 at 100.00	BBB	828,407
180	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/14 (Alternative Minimum Tax)	1/13 at 100.00	BBB	180,657
1,005	Total Connecticut			1,009,064
	Florida – 5.2%
105	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	12/12 at 100.00	N/R	105,023
500	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	BBB+	584,915
1,250	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/12 at 100.00	BB+	1,254,975
600	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 1995B, 8.050%, 12/15/25 (Alternative Minimum Tax)	12/12 at 100.00	BB+	602,388
660	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA–	734,917
525	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	593,460
500	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA–	556,460
610	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	600,637
4,750	Total Florida			5,032,775
	Georgia – 1.0%
500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA–	572,425
300	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A	338,760
800	Total Georgia			911,185
	Illinois – 11.5%
550	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	1/13 at 100.00	N/R	551,419
1,500	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.950%, 8/15/26	11/12 at 100.00	Baa2	1,501,320
500	Illinois Development Finance Authority, Revenue Bonds, Chicago Charter School Foundation, Series 2002A, 6.125%, 12/01/22 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R (4)	502,445
1,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 1098, 17.906%, 8/15/15 – AGC Insured (IF) (6)	No Opt. Call	AA–	1,362,640

Nuveen Investments	43

Nuveen Municipal Income Fund, Inc. (continued)
NMI	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$250	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	$274,713
250	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29	5/19 at 100.00	A2	307,400
500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44	8/19 at 100.00	BBB+	599,715
250	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA–	280,905
1,000	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%, 1/01/22	1/13 at 100.00	BBB+	1,007,240
220	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36	1/16 at 100.00	CCC	112,840
1,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	AAA	1,664,805
1,305	North Chicago, Illinois, General Obligation Bonds, Series 2005B, 5.000%, 11/01/25 – FGIC Insured	11/15 at 100.00	BBB	1,439,428
450	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 5.000%, 10/01/27	10/22 at 100.00	Baa1	501,341
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	6/21 at 100.00	A–	951,400
10,075	Total Illinois			11,057,611
	Indiana – 1.2%
525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BB+	576,728
500	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R	608,405
1,025	Total Indiana			1,185,133
	Iowa – 0.9%
835	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Refunding Series 2011, 5.625%, 10/01/26	10/21 at 100.00	BBB–	903,336
	Kansas – 0.5%
500	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	513,345
	Kentucky – 3.0%
500	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	6/20 at 100.00	BBB+	599,315
360	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2010C, 4.625%, 7/01/33	1/20 at 100.00	AAA	384,988
1,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	1,907,790
2,360	Total Kentucky			2,892,093
	Louisiana – 1.2%
500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, City of Shreveport Airport System Project, Series 2008A, 5.750%, 1/01/28 – AGM Insured	1/19 at 100.00	AA–	563,215
	Louisiana Public Facilities Authority, Extended Care Facilities Revenue Bonds, Comm-Care Corporation Project, Series 1994:
55	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	59,011
525	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	563,026
1,080	Total Louisiana			1,185,252

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 2.5%
$1,000	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	$1,131,620
1,000	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	11/12 at 100.00	N/R	1,005,580
210	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB	226,699
2,210	Total Maryland			2,363,899
	Massachusetts – 0.3%
40	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1999A, 6.700%, 12/01/14 (Alternative Minimum Tax)	6/13 at 100.00	A–	40,383
270	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.450%, 12/01/12 (Pre-refunded 11/30/12) (Alternative Minimum Tax)	11/12 at 100.00	N/R (4)	270,400
310	Total Massachusetts			310,783
	Michigan – 1.6%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	385,374
1,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.375%, 10/15/36	10/21 at 100.00	Aa3	1,161,840
1,355	Total Michigan			1,547,214
	Mississippi – 0.5%
500	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/13 at 100.00	BBB	501,500
	Missouri – 7.3%
265	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	295,602
4,450	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB) (6)	12/16 at 100.00	AA+	4,628,267
900	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33	10/22 at 100.00	BBB–	968,850
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 1999, 6.000%, 10/01/25	10/18 at 103.00	BBB	573,820
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A, 5.250%, 10/01/20	10/18 at 103.00	BBB	574,615
6,615	Total Missouri			7,041,154
	Montana – 1.3%
1,200	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	11/12 at 100.00	B	1,204,140
	Nebraska – 0.5%
400	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project, Refunding Series 2011, 5.050%, 9/01/30	5/21 at 100.00	Aa3	455,108
	New Jersey – 0.5%
500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	433,595

Nuveen Investments	45

Nuveen Municipal Income Fund, Inc. (continued)
NMI	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 5.0%
$630	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40	1/20 at 100.00	BBB–	$735,090
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Brooklyn Law School, Series 2003A, 5.500%, 7/01/15 (Pre-refunded 7/01/13) – RAAI Insured	7/13 at 100.00	BBB+ (4)	1,034,360
400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	473,056
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	310,063
2,100	Yates County Industrial Development Agency, New York, FHA-Insured Civic Facility Mortgage Revenue Bonds, Soldiers and Sailors Memorial Hospital, Series 2000A, 6.000%, 2/01/41	2/13 at 100.00	N/R	2,205,021
4,395	Total New York			4,757,590
	North Dakota – 0.4%
300	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	368,295
	Ohio – 4.1%
520	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47	6/17 at 100.00	BB	446,508
1,000	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center Project, Series 2006, 5.250%, 8/15/46	8/16 at 100.00	A–	1,034,700
1,750	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/36	8/21 at 100.00	A2	1,942,098
500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	562,395
3,770	Total Ohio			3,985,701
	Oregon – 1.0%
850	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012C, 5.000%, 6/15/29	6/22 at 100.00	A1	987,675
	Pennsylvania – 2.8%
1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 5.000%, 11/01/40	5/22 at 100.00	AA	1,112,230
460	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	517,468
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	BBB+	1,074,480
2,460	Total Pennsylvania			2,704,178
	Puerto Rico – 0.7%
640	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	708,838
	Rhode Island – 1.1%
1,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	11/12 at 100.00	BBB–	1,019,990
	South Carolina – 1.8%
475	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.750%, 1/01/19 – FGIC Insured (ETM)	No Opt. Call	Baa1 (4)	629,408
1,105	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002B, 5.625%, 11/15/30	11/12 at 100.00	A	1,109,066
1,580	Total South Carolina			1,738,474

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 1.1%
$1,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	$1,047,040
500	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/37 (5)	11/17 at 100.00	N/R	10,045
1,500	Total Tennessee			1,057,085
	Texas – 7.8%
1,500	Cameron Education Finance Corporation, Texas, Charter School Revenue Bonds, Faith Family Academy Charter School, Series 2006A, 5.250%, 8/15/36 – ACA Insured	8/16 at 100.00	BBB–	1,499,880
350	Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation, Inc., Series 2011A, 6.500%, 5/15/31	5/21 at 100.00	BBB	438,970
1,000	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1995, 4.000%, 10/15/15 – NPFG Insured	10/13 at 101.00	A	1,033,540
	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond Trust 1015:
850	19.973%, 1/01/38 (IF) (6)	1/18 at 100.00	A3	1,307,980
150	20.081%, 1/01/38 (IF) (6)	1/18 at 100.00	A3	234,842
200	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 0.000%, 9/01/43	9/31 at 100.00	AA	154,804
270	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	320,209
405	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	492,387
770	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	952,721
500	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	514,100
45	West Texas Independent School District, McLennan and Hill Counties, General Obligation Refunding Bonds, Series 1998, 0.000%, 8/15/25	8/13 at 51.84	AAA	23,142
955	West Texas Independent School District, McLennan and Hill Counties, General Obligation Refunding Bonds, Series 1998, 0.000%, 8/15/25 (Pre-refunded 8/15/13)	8/13 at 51.84	Aaa	493,620
6,995	Total Texas			7,466,195
	Virgin Islands – 0.5%
420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	497,473
	Virginia – 0.3%
250	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	288,443
	Washington – 0.5%
500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	513,710
	Wisconsin – 3.9%
290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	303,421
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Carroll College Inc., Series 2001, 6.250%, 10/01/21	11/12 at 100.00	BBB	1,002,520

Nuveen Investments	47

Nuveen Municipal Income Fund, Inc. (continued)
NMI	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$755	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	$836,525
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marquette University, Series 2012, 4.000%, 10/01/32	10/22 at 100.00	A2	519,720
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.500%, 5/01/31	5/21 at 100.00	A+	1,124,428
3,545	Total Wisconsin			3,786,614
$94,375	Total Investments (cost $86,462,286) – 100.8%			97,040,192
	Floating Rate Obligations – (3.5)%			(3,335,000)
	Other Assets Less Liabilities – 2.7%			2,592,409
	Net Assets – 100%			$96,297,601

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

48	Nuveen Investments

Nuveen Enhanced Municipal Value Fund
NEV	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 104.4%
	Alabama – 1.5%
$2,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/14 at 100.00	AA	$2,038,440
3,000	Jefferson County, Alabama, Sewer Revenue Warrants, Refunding Series 2003C-10, 0.000%, 2/01/42 – AGM Insured (4)	2/13 at 100.00	AA–	2,415,000
5,000	Total Alabama			4,453,440
	Arizona – 4.2%
2,000	Arizona State, Certificates of Participation, Series 2010A, 5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA–	2,282,500
2,500	Festival Ranch Community Facilities District, Town of Buckeye, Arizona, District General Obligation Bonds, Series 2009, 6.500%, 7/15/31	7/19 at 100.00	BBB	2,747,750
1,030	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.600%, 7/01/47	7/21 at 100.00	BBB	1,135,688
320	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	CCC	286,438
2,000	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	N/R	2,119,580
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
50	5.000%, 12/01/32	No Opt. Call	A–	57,839
2,000	5.000%, 12/01/37	No Opt. Call	A–	2,317,880
1,911	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	1,834,503
11,811	Total Arizona			12,782,178
	California – 19.8%
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2009F-1, 5.000%, 4/01/34	4/19 at 100.00	AA	5,747,900
920	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 3144, 19.155%, 10/01/16 (IF)	No Opt. Call	Aa1	1,602,888
2,040	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 3878, 24.601%, 10/01/33 (IF) (5)	10/19 at 100.00	AA	3,514,186
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3248:
1,700	24.268%, 2/15/23 (IF) (5)	8/20 at 100.00	AA–	3,301,570
300	24.268%, 2/15/23 (IF) (5)	8/20 at 100.00	AA–	582,630
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	Baa1	1,198,880
500	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	547,340
400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	489,428
275	Eastern Municipal Water District, California, Water and Sewerage System Revenue Certificates of Participation, Series 2006A, 5.000%, 7/01/32 – NPFG Insured	7/16 at 100.00	AA+	296,183
490	Etiwanda School District, California, Coyote Canyon Community Facilties District 2004-1 Improvement Area 2 Special Tax Bonds, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R	537,702
845	Folsom Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2007A, 5.000%, 9/01/23 – AMBAC Insured	9/17 at 100.00	N/R	883,270
880	Folsom Public Financing Authority, California, Subordinate Special Tax Revenue Bonds, Series 2010A, 5.250%, 9/01/24	9/20 at 100.00	A–	962,086
3,030	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – AGC Insured	6/15 at 100.00	AA	3,115,173

Nuveen Investments	49

Nuveen Enhanced Municipal Value Fund (continued)
NEV	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,065	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011, 21.054%, 6/01/45 – AMBAC Insured (IF) (5)	6/15 at 100.00	A2	$2,250,850
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
4,055	5.750%, 6/01/47	6/17 at 100.00	BB–	3,632,996
1,000	5.125%, 6/01/47	6/17 at 100.00	BB–	810,400
2,550	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 32.208%, 1/15/19 (IF) (5)	No Opt. Call	Aa2	6,035,697
200	Jurupa Public Financing Authority, California, Superior Lien Revenue Bonds, Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA–	217,744
1,710	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Tender Option Bond Trust 3237, 23.952%, 8/01/27 (IF)	8/18 at 100.00	Aa1	3,107,532
1,600	Los Angeles County, California, Community Development Commission Headquarters Office Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc., Tender Option Bond Trust Series 2011-23B, 23.257%, 9/01/42 (IF) (5)	9/21 at 100.00	Aa3	2,472,640
525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010A, 5.000%, 5/15/31	5/20 at 100.00	AA	606,281
100	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002B, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	C	98,813
1,080	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	1,346,544
1,165	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	1,356,083
1,400	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	4/13 at 102.00	BB	1,433,334
265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	299,871
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	283,968
	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C:
500	6.500%, 8/01/27	2/21 at 100.00	A–	607,165
700	6.750%, 8/01/33	2/21 at 100.00	A–	840,350
500	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D, 6.625%, 8/01/27	2/21 at 100.00	BBB	577,725
360	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	441,619
1,000	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	AA–	1,118,960
2,400	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Tender Option Bond Trust 3584, 21.709%, 6/01/17 (IF) (5)	No Opt. Call	AA–	3,940,752
3,110	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Series 2007, 5.000%, 8/01/31 – AGM Insured	8/17 at 100.00	AA–	3,311,652
500	Tustin Community Redevelopment Agency, California, MCAS Project Area Tax Allocation Bonds, Series 2010, 5.000%, 9/01/35	9/18 at 102.00	A	531,070
1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment Project, Series 2011A, 6.500%, 12/01/28	6/21 at 100.00	A	1,208,511
1,020	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA–	1,119,042
46,480	Total California			60,428,835

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 4.4%
$2,057	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R	$2,084,852
845	Colorado Housing and Finance Authority, Multifamily Housing Revenue Senior Bonds, Castle Highlands Apartments Project, Series 2000A-1, 5.900%, 12/01/20 – AMBAC Insured (Alternative Minimum Tax)	11/12 at 100.00	N/R	845,355
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
250	6.200%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	212,213
53	5.000%, 9/01/16 (Alternative Minimum Tax) (6)	No Opt. Call	N/R	33,618
2,000	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007, 5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	1,739,500
	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003:
1,000	7.600%, 12/01/16	6/14 at 101.00	N/R	1,036,380
500	7.700%, 12/01/17	6/14 at 101.00	N/R	518,170
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
475	6.250%, 11/15/28	No Opt. Call	A	592,415
4,030	6.500%, 11/15/38	No Opt. Call	A	5,379,768
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	862,629
12,025	Total Colorado			13,304,900
	Connecticut – 0.8%
915	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A, 7.750%, 1/01/43	1/20 at 100.00	N/R	1,005,933
1,196	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	1,369,743
2,111	Total Connecticut			2,375,676
	Delaware – 0.5%
1,630	Wilmington, Delaware, Replacement Housing Factor Fund Securitization Revenue Bonds, Wilmington Housing Authority-Lincoln Towers Project, Series 2011, 5.750%, 7/15/16	11/12 at 100.00	N/R	1,630,782
	District of Columbia – 0.5%
1,500	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc., Series 2011, 6.375%, 3/01/31	3/21 at 100.00	BBB–	1,628,400
	Florida – 6.5%
1,900	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	1,720,982
960	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/13 at 101.00	N/R	972,874
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 7.500%, 6/15/33	6/21 at 100.00	BB+	1,168,710
2,575	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2009-2, 4.650%, 7/01/29	7/19 at 100.00	AA+	2,721,209
1,000	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s Hospital, Series 2010A, 6.000%, 8/01/30	8/20 at 100.00	A	1,204,110
1,625	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A	1,861,844
1,460	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA–	1,625,725
3,660	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition Series 2009A, 5.125%, 4/01/34 – AGC Insured	4/19 at 100.00	AA–	4,051,144
2,000	Mid-Bay Bridge Authority, Florida, Springing Lien Revenue Bonds, Series 2011, 7.250%, 10/01/40	10/21 at 100.00	BBB	2,537,600
1,000	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA–	1,112,920

Nuveen Investments	51

Nuveen Enhanced Municipal Value Fund (continued)
NEV	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$80	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	$57,406
230	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	132,496
95	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	40,258
135	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	1
20	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT, 6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	10,714
245	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/17 at 100.00	N/R	240,852
565	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	256,663
18,550	Total Florida			19,715,508
	Georgia – 6.7%
12,000	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2010C, 5.250%, 1/01/30 (UB)	1/21 at 100.00	AA–	13,965,960
745	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	884,181
955	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	A2	1,113,253
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	B–	1,562,488
2,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	B–	2,796,250
90	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A	101,628
150	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/26	No Opt. Call	A	178,467
17,690	Total Georgia			20,602,227
	Illinois – 11.2%
3,335	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004 Class A Certificates, 5.950%, 6/15/23	12/12 at 100.00	N/R	3,337,868
2,000	Chicago, Illinois, Chicago O’Hare International Airport Special Facility Revenue Refunding Bonds, American Air Lines, Inc. Project, Series 2007, 5.500%, 12/01/30 (4)	12/12 at 100.00	N/R	1,305,240
2,000	Grundy County School District 54 Morris, Illinois, General Obligation Bonds, Refunding Series 2005, 6.000%, 12/01/24 – AGM Insured	12/21 at 100.00	AA–	2,459,960
1,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	BBB–	1,116,500
3,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B2	3,121,950
1,000	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 65 Series 2010D-2, 6.375%, 5/15/17	11/12 at 100.00	N/R	1,001,210
4,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A, 5.000%, 4/01/36	4/16 at 100.00	Baa3	3,730,760
1,180	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care Centers, Series 2010, 5.250%, 8/15/36	8/15 at 105.00	A+	1,284,406
1,000	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.500%, 5/15/26	5/17 at 100.00	N/R	1,022,090
1,975	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Tender Option Bonds Trust 11-16B, 26.909%, 8/15/39 (IF) (5)	8/19 at 100.00	AA+	3,725,443
1,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,098,850
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA–	561,810

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$455	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 3908, 26.191%, 2/15/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	$839,912
1,000	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	1,152,090
2,235	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A, 5.000%, 6/01/24 (4)	6/14 at 100.00	Ca	1,921,988
500	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%, 1/01/22	1/13 at 100.00	BBB+	503,620
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
2,685	5.250%, 1/01/30	1/16 at 100.00	CCC	1,390,723
1,515	5.250%, 1/01/36	1/16 at 100.00	CCC	777,059
1,000	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	6/21 at 100.00	A–	1,189,250
1,500	Southwestern Illinois Development Authority, Illinois, Saint Clair County Comprehensive Mental Health Center, Series 2007, 6.625%, 6/01/37	6/17 at 103.00	N/R	1,540,740
1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	1,082,110
33,880	Total Illinois			34,163,579
	Indiana – 1.3%
1,395	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BB+	1,512,710
2,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 7.750%, 9/01/31	9/21 at 100.00	N/R	2,448,840
3,395	Total Indiana			3,961,550
	Iowa – 0.2%
650	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	664,216
	Kansas – 0.5%
1,500	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	1,540,035
	Louisiana – 1.5%
2,710	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 7.750%, 12/15/31	12/21 at 100.00	N/R	2,884,470
1,165	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Tender Option Bond Trust 11899, 17.760%, 5/01/33 (IF)	5/20 at 100.00	AA	1,828,433
3,875	Total Louisiana			4,712,903
	Massachusetts – 2.0%
1,000	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A, 5.125%, 2/01/34 – NPFG Insured	11/12 at 100.00	BBB	1,001,000
625	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010A, 5.500%, 1/01/22	1/20 at 100.00	AA	731,869
830	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 5.500%, 1/01/23	1/20 at 100.00	AA	907,671
3,000	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (4)	1/18 at 100.00	N/R	15,360
2,385	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	2,346,578
1,000	Massachusetts Housing Finance Agency, Housing Bonds, Series 2010C, 5.000%, 12/01/30 (Alternative Minimum Tax)	6/20 at 100.00	AA–	1,078,730
8,840	Total Massachusetts			6,081,208

Nuveen Investments	53

Nuveen Enhanced Municipal Value Fund (continued)
NEV	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 6.8%
$9,650	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2005, 5.250%, 5/01/27 – AGM Insured (UB) (5)	No Opt. Call	Aa2	$11,789,695
2,865	Marysville Public School District, St Claire County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – AGM Insured	5/17 at 100.00	Aa2	3,213,298
2,100	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	2,422,917
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Tender Option Bond Trust 3244:
2,000	23.624%, 12/01/24 (IF)	12/12 at 100.00	AA	2,043,200
535	23.538%, 12/01/24 (IF)	12/12 at 100.00	AA	546,513
585	23.506%, 12/01/24 (IF)	12/12 at 100.00	AA	597,572
17,735	Total Michigan			20,613,195
	Minnesota – 0.5%
1,500	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Tax-Exempt Series 2011B, 5.250%, 3/01/31	3/22 at 100.00	A–	1,673,850
	Mississippi – 0.2%
485	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30 (4)	2/21 at 102.00	N/R	97,141
500	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/13 at 100.00	BBB	501,500
985	Total Mississippi			598,641
	Missouri – 0.6%
1,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	BBB+	1,017,250
640	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.375%, 9/01/21	9/17 at 100.00	BBB	676,909
1,640	Total Missouri			1,694,159
	Nebraska – 1.2%
1,760	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Tender Option Bonds Trust 3853, 26.778%, 9/01/18 (IF) (5)	No Opt. Call	AA+	2,424,875
1,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2007A, 5.000%, 2/01/43	2/17 at 100.00	Aa1	1,133,320
2,760	Total Nebraska			3,558,195
	Nevada – 1.8%
2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	A+	2,243,120
1,670	Las Vegas, Nevada, General Obligation Bonds, Tender Option Bond Trust 3265, 32.047%, 4/01/17 (IF)	No Opt. Call	AA	3,386,693
3,670	Total Nevada			5,629,813
	New Hampshire – 0.5%
	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Rivermead Issue, Series 2011B:
400	5.550%, 7/01/17	4/13 at 100.00	N/R	403,124
1,100	5.300%, 7/01/17	4/13 at 100.00	N/R	1,107,414
1,500	Total New Hampshire			1,510,538
	New Jersey – 1.5%
1,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.125%, 9/15/23 (Alternative Minimum Tax)	3/13 at 100.00	B	1,021,690
1,650	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	3/13 at 100.00	B	1,695,062

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$1,750	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/26	12/19 at 100.00	AA	$1,924,668
4,400	Total New Jersey			4,641,420
	New York – 3.0%
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,290,564
1,225	6.250%, 7/15/40	1/20 at 100.00	BBB–	1,429,342
2,000	6.375%, 7/15/43	1/20 at 100.00	BBB–	2,345,340
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011, 6.000%, 6/01/34	6/21 at 100.00	BBB+	1,128,560
2,500	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	2,640,300
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	310,063
8,090	Total New York			9,144,169
	Ohio – 6.0%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,000	5.750%, 6/01/34	6/17 at 100.00	BB	2,538,420
6,500	5.875%, 6/01/47	6/17 at 100.00	BB	5,581,355
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	852,796
3,000	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 5.750%, 11/15/31	11/21 at 100.00	AA–	3,618,540
1,000	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	1,124,790
1,670	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3260, 28.720%, 5/01/29 (IF)	5/19 at 100.00	AA–	3,069,894
1,200	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,441,872
17,130	Total Ohio			18,227,667
	Pennsylvania – 5.5%
1,000	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	11/19 at 100.00	BB	1,074,220
1,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27	12/21 at 100.00	BB	1,615,785
1,335	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba2	1,290,905
1,500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	1,687,395
2,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	2,110,000
1,125	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 18.034%, 8/01/38 (IF) (5)	8/20 at 100.00	AA	1,797,559
25	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/13 at 102.00	N/R	16,494
1,000	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/12 at 100.00	B–	999,380
1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB+	1,145,970

Nuveen Investments	55

Nuveen Enhanced Municipal Value Fund (continued)
NEV	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	BBB–	$1,348,068
525	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2010-110A, 4.750%, 10/01/25	10/19 at 100.00	AA+	567,336
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/30	12/27 at 100.00	A–	3,075,210
15,210	Total Pennsylvania			16,728,322
	Puerto Rico – 0.3%
1,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	BBB+	1,076,860
	Tennessee – 0.2%
500	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 5.500%, 12/01/30	12/20 at 100.00	A–	529,035
50	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/24	No Opt. Call	A	57,199
155	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/24	No Opt. Call	A–	171,397
705	Total Tennessee			757,631
	Texas – 4.0%
3,500	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax)	7/18 at 100.00	CCC	562,625
1,050	Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation, Inc., Series 2011A, 6.500%, 5/15/31	5/21 at 100.00	BBB	1,316,910
265	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	11/12 at 100.00	B–	264,984
1,800	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond Trust 11947, 24.765%, 3/01/19 (IF)	No Opt. Call	AA	3,538,080
1,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 7.250%, 12/15/47	12/21 at 100.00	N/R	1,069,510
455	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	576,708
810	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	984,774
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/34	6/20 at 100.00	Baa3	1,248,760
1,500	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	1,542,300
5,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, Second Tier Series 2002, 0.000%, 8/15/37 – AMBAC Insured	8/14 at 25.11	A–	1,141,050
16,380	Total Texas			12,245,701
	Utah – 0.3%
1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,083,020
	Vermont – 1.0%
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,000	6.125%, 1/01/28	1/21 at 100.00	Baa2	1,143,750
1,760	6.250%, 1/01/33	1/21 at 100.00	Baa2	1,991,546
2,760	Total Vermont			3,135,296
	Virgin Islands – 0.1%
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	276,208

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 0.9%
$2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	$1,542,200
1,010	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,110,849
3,010	Total Virginia			2,653,049
	Washington – 2.2%
2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	2,214,100
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,266,300
2,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.625%, 10/01/40	10/19 at 100.00	Baa1	2,180,119
6,000	Total Washington			6,660,519
	West Virginia – 0.2%
585	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/38	10/18 at 100.00	N/R	610,278
	Wisconsin – 5.2%
3,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2010, 144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	4,043,515
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30	6/15 at 100.00	Baa2	1,145,860
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	523,140
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 22.123%, 4/01/17 (IF) (5)	No Opt. Call	AA–	1,531,950
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, 5.250%, 8/15/21	8/16 at 100.00	A–	2,169,940
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	528,843
2,500	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Tender Option Bond Trust 10B, 32.514%, 5/01/36 (IF) (5)	5/19 at 100.00	AA–	5,918,498
11,000	Total Wisconsin			15,861,746
	Wyoming – 0.8%
	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming, L.L.C. – University of Wyoming Project, Series 2011:
500	6.250%, 7/01/31	7/21 at 100.00	BBB	553,860
1,600	6.500%, 7/01/43	7/21 at 100.00	BBB	1,777,678
2,100	Total Wyoming			2,331,538
$288,347	Total Municipal Bonds (cost $266,545,358) – 104.4%			318,757,252

Nuveen Investments	57

Nuveen Enhanced Municipal Value Fund (continued)
NEV	Portfolio of Investments
October 31, 2012

Shares	Description (1)	Value
	Promissory Note – 0.0%
10,795	Confluence Energy, LLC (6) (7)	$3,778
	Total Promissory Note (cost $3,778)	3,778
	Total Investments (cost $266,549,136) – 104.4%	318,761,030
	Floating Rate Obligations – (5.9)%	(18,000,000)
	Other Assets Less Liabilities – 1.5% (8)	4,580,440
	Net Assets – 100%	$305,341,470

Investments in Derivatives at October 31, 2012

Forward Swaps outstanding:

		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (9)	Date	(Depreciation) (8)
Barclays Bank PLC	$6,100,000	Receive	3-Month USD-LIBOR	3.054%	Semi-Annually	2/24/14	2/24/41	$(396,911)
Barclays Bank PLC	6,500,000	Receive	3-Month USD-LIBOR	3.322	Semi-Annually	4/24/14	4/24/34	(693,348)
Barclays Bank PLC	5,000,000	Receive	3-Month USD-LIBOR	2.773	Semi-Annually	6/30/14	6/30/41	(1,087)
								$(1,091,346)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)
Promissory Note entered into as part of the acquisition of competing creditor interests and claims in connection with the restructuring of Colorado State Housing and Finance Authority Revenue – Confluence Energy LLC Revenue Bonds, 6.20% coupon, maturity 4/1/2016, and the recapitalization of the bonds’ issuer.

(8)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at October 31, 2012.
(9)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

 See accompanying notes to financial statements.

58	Nuveen Investments

Statement of
Assets & Liabilities
October 31, 2012

	Municipal Value (NUV	)	AMT-Free Municipal Value (NUW	)	Municipal Income (NMI	)	Enhanced Municipal Value (NEV	)
Assets
Investments, at value (cost $1,902,194,654, $183,350,011, $86,462,286 and $266,549,136, respectively)	$2,090,659,327		$227,645,112		$97,040,192		$318,761,030
Cash	4,731,111		463,765		889,698		281,776
Receivables:
Interest	30,108,291		3,964,465		1,433,606		6,920,795
Investments sold	4,547,323		—		715,122		290,734
Shares sold through shelf offering	301,685		—		—		—
Other assets	225,543		2,339		2,080		7,801
Total assets	2,130,573,280		232,075,681		100,080,698		326,262,136
Liabilities
Floating rate obligations	14,380,000		—		3,335,000		18,000,000
Unrealized depreciation on forward swaps	—		—		—		1,091,346
Payables:
Dividends	6,476,405		757,397		344,990		1,488,800
Investment purchased	2,742,983		—		—		—
Accrued expenses:
Management fees	855,632		118,129		50,371		237,027
Directors/Trustees fees	223,934		2,313		705		6,945
Shelf offering costs	65,604		—		—		—
Other	505,993		58,067		52,031		96,548
Total liabilities	25,250,551		935,906		3,783,097		20,920,666
Net assets	$2,105,322,729		$231,139,775		$96,297,601		$305,341,470
Shares outstanding	204,219,607		13,000,075		8,259,299		19,297,928
Net asset value per share outstanding	$10.31		$17.78		$11.66		$15.82
Net assets consist of:
Shares, $.01 par value per share	$2,042,196		$130,001		$82,593		$192,979
Paid-in surplus	1,928,587,476		186,433,078		85,232,662		275,706,081
Undistributed (Over-distribution of) net investment income	11,442,742		165,165		1,024,203		3,651,401
Accumulated net realized gain (loss)	(25,214,358)		116,430		(619,763)		(25,329,539)
Net unrealized appreciation (depreciation)	188,464,673		44,295,101		10,577,906		51,120,548
Net assets	$2,105,322,729		$231,139,775		$96,297,601		$305,341,470
Authorized shares	350,000,000		Unlimited		200,000,000		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of
Operations
Year Ended October 31, 2012

	Municipal Value (NUV )	AMT-Free Municipal Value (NUW	)	Municipal Income (NMI	)	Enhanced Municipal Value (NEV )
Investment Income	$105,317,553	$12,411,235		$5,451,047		$22,738,538
Expenses
Management fees	10,113,403	1,366,158		579,061		2,797,408
Shareholders servicing agent fees and expenses	275,041	747		15,085		709
Interest expense	305,550	—		11,318		248,454
Custodian’s fees and expenses	282,099	35,521		23,005		59,942
Directors/Trustees fees and expenses	54,184	6,725		2,648		7,932
Professional fees	254,560	25,076		19,866		9,250
Shareholder reporting expenses	349,038	38,937		42,867		52,536
Stock exchange listing fees	67,855	8,873		8,596		9,400
Investor relations expense	223,010	22,902		12,462		27,942
Other expenses	73,164	10,659		8,524		25,281
Total expenses before custodian fee credit and legal fee refund	11,997,904	1,515,598		723,432		3,238,854
Custodian fee credit	(13,564)	(4,972)		(749)		(613)
Legal fee refund	(392,332)	—		—		—
Net expenses	11,592,008	1,510,626		722,683		3,238,241
Net investment income (loss)	93,725,545	10,900,609		4,728,364		19,500,297
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(21,295,343)	154,857		248,877		745,212
Forward swaps	—	—		—		(6,106,000)
Change in net unrealized appreciation (depreciation) of:
Investments	165,538,735	16,545,579		7,177,012		36,071,836
Forward swaps	—	—		—		4,012,405
Net realized and unrealized gain (loss)	144,243,392	16,700,436		7,425,889		34,723,453
Net increase (decrease) in net assets from operations	$237,968,937	$27,601,045		$12,154,253		$54,223,750

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of
Changes in Net Assets

			AMT-Free
	Municipal Value (NUV)		Municipal Value (NUW)
	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/12	Year Ended 10/31/11
Operations
Net investment income (loss)	$93,725,545	$95,832,189	$10,900,609	$12,029,346
Net realized gain (loss) from:
Investments	(21,295,343)	10,965,310	154,857	(241,625)
Forward swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	165,538,735	(43,836,146)	16,545,579	(4,641,048)
Forward swaps	—	—	—	—
Net increase (decrease) in net assets from operations	237,968,937	62,961,353	27,601,045	7,146,673
Distributions to Shareholders
From net investment income	(94,812,770)	(92,912,256)	(10,684,764)	(11,593,491)
From accumulated net realized gains	(11,399,466)	(4,178,829)	—	(284,128)
Decrease in net assets from distributions to shareholders	(106,212,236)	(97,091,085)	(10,684,764)	(11,877,619)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	47,880,152	2,306,239	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	10,454,655	2,960,267	1,350,059	1,458,520
Net increase (decrease) in net assets from capital share transactions	58,334,807	5,266,506	1,350,059	1,458,520
Net increase (decrease) in net assets	190,091,508	(28,863,226)	18,266,340	(3,272,426)
Net assets at the beginning of period	1,915,231,221	1,944,094,447	212,873,435	216,145,861
Net assets at the end of period	$2,105,322,729	$1,915,231,221	$231,139,775	$212,873,435
Undistributed (Over-distribution of) net investment income at the end of period	$11,442,742	$12,956,050	$165,165	$152,061

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of
Changes in Net Assets (continued)

			Enhanced Municipal
	Municipal Income (NMI)		Value (NEV)
	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/12	Year Ended 10/31/11
Operations
Net investment income (loss)	$4,728,364	$4,806,831	$19,500,297	$19,364,228
Net realized gain (loss) from:
Investments	248,877	288,183	745,212	(16,367,767)
Forward swaps	—	—	(6,106,000)	(674,000)
Change in net unrealized appreciation (depreciation) of:
Investments	7,177,012	(1,082,473)	36,071,836	2,972,054
Forward swaps	—	—	4,012,405	(2,979,589)
Net increase (decrease) in net assets from operations	12,154,253	4,012,541	54,223,750	2,314,926
Distributions to Shareholders
From net investment income	(4,699,960)	(4,686,031)	(18,547,985)	(17,947,395)
From accumulated net realized gains	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,699,960)	(4,686,031)	(18,547,985)	(17,947,395)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	355,454	152,884	616,205	—
Net increase (decrease) in net assets from capital share transactions	355,454	152,884	616,205	—
Net increase (decrease) in net assets	7,809,747	(520,606)	36,291,970	(15,632,469)
Net assets at the beginning of period	88,487,854	89,008,460	269,049,500	284,681,969
Net assets at the end of period	$96,297,601	$88,487,854	$305,341,470	$269,049,500
Undistributed (Over-distribution of)net investment income at the end of period	$1,024,203	$1,000,893	$3,651,401	$2,700,988

See accompanying notes to financial statements.

62	Nuveen Investments

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Nuveen Investments	63

Financial
Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
											Premium
											from
											Shares
		Net		Net							Sold		Ending
	Beginning	Investment		Realized/		Net					through		Net	Ending
	Net Asset	Income		Unrealized		Investment	Capital		Offering		Shelf		Asset	Market
	Value	(Loss	)	Gain (Loss )	Total	Income	Gains	Total	Costs		Offering		Value	Value
Municipal Value (NUV)
Year Ended 10/31:
2012	$9.65	$.46		$.71	$1.17	$(.47)	$(.06)	$(.53)	$—	**	$.02		$10.31	$10.37
2011	9.82	.48		(.16)	.32	(.47)	(.02)	(.49)	—		—	**	9.65	9.66
2010	9.51	.49		.30	.79	(.47)	(.01)	(.48)	—		—		9.82	10.02
2009	8.60	.49		.89	1.38	(.47)	—	(.47)	—		—		9.51	9.91
2008	10.12	.47		(1.49)	(1.02)	(.47)	(.03)	(.50)	—		—		8.60	8.65

AMT-Free Municipal Value (NUW)
Year Ended 10/31:
2012	16.47	.84	1.29	2.13	(.82)	—	(.82)	—	—	17.78	18.66
2011	16.85	.93	(.39)	.54	(.90)	(.02)	(.92)	—	—	16.47	17.06
2010	16.20	.91	.65	1.56	(.90)	(.01)	(.91)	—	—	16.85	17.57
2009(d)	14.33	.49	1.94	2.43	(.53)	—	(.53)	(.03)	—	16.20	15.84

64	Nuveen Investments

		Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets(b)

Based on Market Value (a)	Based on Net Asset Value (a)	Ending Net Assets (000)	Expenses	(c)	Net Investment Income (Loss	)	Portfolio Turnover Rate

13.15%	12.62%	$2,105,323.60%			4.63%		14%
1.61	3.53		1,915,231.65		5.15		10
6.18	8.44		1,944,094.61		5.05		8
20.68	16.51		1,872,031.66		5.49		5
(3.93)	(10.51)		1,684,418.65		4.86		16

14.73	13.23		231,140.68		4.90		10
2.93	3.61		212,873.71		5.92		1
17.22	9.91		216,146.69		5.55		4
9.27	16.92		205,709.67	*	4.84	*	2

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank or legal fee refund, where applicable.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities as follows:

Municipal Value (NUV)
Year Ended 10/31:
2012	.02%
2011	.01
2010	.01
2009	.02
2008	.04

AMT-Free Municipal Value (NUW)
Year Ended 10/31:
2012	—
2011	—
2010	—
2009(d)	—

(d)	For the period February 25, 2009 (commencement of operations) through October 31, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial
Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	Net Investment Income	Capital Gains		Total	Offering Costs		Ending Net Asset Value	Ending Market Value
Municipal Income (NMI)
Year Ended 10/31:
2012	$10.75	$.57		$.91	$1.48	$(.57)	$—		$(.57)	$—		$11.66	$12.66
2011	10.84	.58		(.10)	.48	(.57)	—		(.57)	—		10.75	11.13
2010	10.38	.58		.45	1.03	(.57)	—		(.57)	—		10.84	11.24
2009	9.28	.57		1.06	1.63	(.53)	—		(.53)	—		10.38	10.66
2008	10.77	.53		(1.52)	(.99)	(.50)	—		(.50)	—		9.28	9.89

Enhanced Municipal Value (NEV)
Year Ended 10/31:
2012	13.97	1.01		1.80	2.81	(.96)	—		(.96)	—		15.82	16.16
2011	14.78	1.01		(.89)	.12	(.93)	—		(.93)	—		13.97	13.70
2010	13.73	.94		1.02	1.96	(.91)	—	**	(.91)	—	**	14.78	14.56
2009(d)	14.33	.04		(.61)	(.57)	—	—		—	(.03)		13.73	15.00

66	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(b)

Based on Market Value (a)	Based on Net Asset Value (a)	Ending Net Assets (000)	Expenses	(c)	Net Investment Income (Loss	)	Portfolio Turnover Rate

19.51%	14.05%	$96,298.78%			5.09%		15%
4.62	4.73	88,488.77			5.61		16
11.14	10.12	89,008.77			5.47		14
13.72	18.06	84,883.81			5.85		10
(1.01)	(9.53)	75,553.86			5.08		8

25.68	20.67	305,341	1.12		6.73		11
1.02	1.28	269,050	1.17		7.47		33
3.52	14.73	284,682	1.07		6.64		28
—	(4.15)	244,558	1.02	*	3.25	*	1

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund and/or the effect of the interest expense and fees paid on borrowings, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities and Footnote 8 – Borrowing Arrangements, respectively, as follows:

Municipal Income (NMI)
Year Ended 10/31:
2012	.01%
2011	.01
2010	.02
2009	.03
2008	.10

Enhanced Municipal Value (NEV)
Year Ended 10/31:
2012	.09
2011	.08
2010	.04
2009(d)	—

(d)	For the period September 25, 2009 (commencement of operations) through October 31, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	67

Notes to
Financial Statements

1.General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are Nuveen Municipal Value Fund, Inc. (NUV), Nuveen AMT-Free Municipal Value Fund (NUW), (formerly known as Nuveen Municipal Value Fund 2) Nuveen Municipal Income Fund, Inc. (NMI) and Nuveen Enhanced Municipal Value Fund (NEV) (each a “Fund” and collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies.

Each Fund’s primary investment objective is to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Fund Policy and Name Changes
On September 20, 2012, AMT-Free Municipal Value’s (NUW) Board of Trustees approved changes to the Fund’s investment policy regarding its practice of not investing in municipal securities that pay interest taxable under the federal alternative minimum tax applicable to individuals (“AMT bonds”). Effective October 15, 2012, the Fund’s investment policy was updated to state that the Fund will invest at least 80% of its managed assets (as defined within Footnote 7 – Management Fees and Other Transactions with Affiliates) in AMT bonds. The new policy did not change the Fund’s practice of investing all of its managed assets in municipal securities that are not subject to the AMT, and there is no change to the Fund’s investment objectives of (1) offering current income exempt from regular federal income taxes and (2) offering attractive total return. Concurrent with the investment policy changes, the Fund changed its name from Nuveen Municipal Value Fund 2 (NUW) to Nuveen AMT-Free Municipal Value Fund (NUW) to better communicate and reflect the Fund’s AMT-free nature.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds and forward swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Promissory notes and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of

68	Nuveen Investments

a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2012, Municipal Value (NUV) had outstanding when-issued/delayed delivery purchase commitments of $2,742,983. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented in the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Shelf Offering and Shelf Offering Costs
Municipal Value (NUV) has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional shares through an equity shelf offering program (“shelf offering”). Under this shelf offering, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s net asset value (“NAV”) per share.

As of October 31, 2012, Municipal Value (NUV) was authorized to issue an additional 19.6 million shares through its shelf offering.

Costs incurred by the Fund in connection with its initial shelf offering are recorded as a deferred charge, which are amortized over the period such additional shares are sold not to exceed the one-year life of the shelf offering period. Ongoing shelf offering costs incurred by the Fund are expensed as incurred.

During the fiscal year ended October 31, 2012, Nuveen Securities, LLC, the Fund’s distributor and a wholly-owned subsidiary of Nuveen, received commissions of $96,744, related to the sale of shares as a result of the Fund’s shelf offering.

Nuveen Investments	69

Notes to
Financial Statements (continued)

On August 24, 2012, both AMT-Free Municipal Value (NUW) and Enhanced Municipal Value (NEV) filed a registration statement with the SEC for a shelf offering, pursuant to which each Fund may issue additional shares. New shares of AMT-Free Municipal Value (NUW) and Enhanced Municipal Value (NEV) will not be sold until their registration statements are effective.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the fiscal year ended October 31, 2012, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At October 31, 2012, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Municipal Value (NUV	)	AMT-Free Municipal Value (NUW	)	Municipal Income (NMI	)	Enhanced Municipal Value (NEV	)
Maximum exposure to Recourse Trusts	$7,500,000		$17,665,000		$6,005,000		$135,815,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2012, were as follows:

	Municipal Value (NUV	)	Municipal Income (NMI	)	Enhanced Municipal Value (NEV	)
Average floating rate obligations outstanding	$15,032,186		$3,335,000		$18,00,000
Average annual interest rate and fees	.37%		.34%		.66%

Forward Swap Contracts
Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified

70	Nuveen Investments

date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps (,net)” with the change during the reporting period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the reporting period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the fiscal year ended October 31, 2012, Enhanced Municipal Value (NEV) continued to invest in forward interest rate swap contracts to reduce the duration of its portfolio. The average notional amount of forward interest rate swap contracts outstanding during the fiscal year ended October 31, 2012, was as follows:

	Enhanced Municipal Value (NEV	)
Average notional amount of forward interest rate swap contracts outstanding*	$18,560,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Nuveen Investments	71

Notes to
Financial Statements (continued)

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Municipal Value (NUV)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$2,089,929,611	$729,716	$2,090,659,327

AMT-Free Municipal Value (NUW)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$227,645,112	$—	$227,645,112

Municipal Income (NMI)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$97,040,192	$—	$97,040,192

Enhanced Municipal Value (NEV)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$318,723,634	$33,618	$318,757,252
Promissory Notes	—	—	3,778	3,778
Derivatives:
Forward Swaps**	—	(1,091,346)	—	(1,091,346)

Total	$—	$317,632,288	$37,396	$317,669,684

*	Refer to the Fund’s Portfolio of Investments for state classifications and breakdown of Municipal Bonds and Promissory Notes classified as Level 3, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding

72	Nuveen Investments

any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Funds as of October 31, 2012, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure. Enhanced Municipal Value (NEV) invested in derivative instruments during the fiscal year ended October 31, 2012.

Enhanced Municipal Value (NEV)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest Rate	Forward Swaps	—	$—	Unrealized depreciation on forward swaps	$1,091,346

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

	Enhanced
	Municipal
	Value
Net Realized Gain (Loss) from Forward Swaps	(NEV	)
Risk Exposure
Interest Rate	$(6,106,000)

	Enhanced
	Municipal
	Value
Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	(NEV	)
Risk Exposure
Interest Rate	$4,012,405

4. Fund Shares
Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding shares.

Transactions in shares were as follows:

			AMT-Free
	Municipal Value (NUV)		Municipal Value (NUW)
	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/12	Year Ended 10/31/11
Shares sold through shelf offering*	4,724,522	253,486	—	—
Shares issued to shareholders due to reinvestment of distributions	1,048,793	311,681	79,018	91,219
Weighted average premium per shelf offering share sold*	1.60%	1.15%	—%	—

			Enhanced Municipal
	Municipal Income (NMI)		Value (NEV)
	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/12	Year Ended 10/31/11
Shares issued to shareholders due to reinvestment of distributions	31,313	14,327	41,066	—

*	Municipal Value (NUV) is the only Fund authorized to issue additional shares through a shelf offering at the end of the reporting period.

Nuveen Investments	73

Notes to
Financial Statements (continued)

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended October 31, 2012, were as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Purchases	$298,790,194		$25,608,711		$14,171,044		$34,322,284
Sales and maturities	283,149,213		20,759,097		15,280,034		36,846,314

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

`			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Cost of investments	$1,887,163,661		$182,584,893		$82,914,657		$249,002,030
Gross unrealized:
Appreciation	$215,912,016		$45,095,768		$10,967,182		$55,430,323
Depreciation	(26,796,507)		(35,549)		(176,302)		(3,671,331)
Net unrealized appreciation (depreciation) of investments	$189,115,509		$45,060,219		$10,790,880		$51,758,992

Permanent differences, primarily due to expiration of capital loss carryforwards, federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at October 31, 2012, the Funds’ tax year end, as follows:

			AMT-Free			Enhanced
	Municipal		Municipal		Municipal	Municipal
	Value		Value		Income	Value
	(NUV	)	(NUW	)	(NMI )	(NEV	)
Paid-in-surplus	$5,062		$42		$(662,788)	$—
Undistributed (Over-distribution of) net investment income	(426,083)		(202,742)		(5,094)	(1,900)
Accumulated net realized gain (loss)	421,021		202,700		667,882	1,900

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2012, the Funds’ tax year end, were as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Undistributed net tax-exempt income *	$13,285,954		$271,049		$1,190,603		$4,711,161
Undistributed net ordinary income **	724,419		—		12,943		59,986
Undistributed net long-term capital gains	—		116,431		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2012, paid on November 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

74	Nuveen Investments

The tax character of distributions paid during the Funds’ tax years ended October 31, 2012 and October 31, 2011, was designated for purposes of the dividends paid deduction as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
2012	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Distributions from net tax-exempt income**	$93,396,470		$10,782,724		$4,698,473		$18,504,251
Distributions from net ordinary income *	2,233,875		114		—		40,449
Distributions from net long-term capital gains***	10,779,851		—		—		—

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
2011	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Distributions from net tax-exempt income	$92,772,285		$11,586,650		$4,685,350		$17,870,368
Distributions from net ordinary income*	138,634		36,024		—		—
Distributions from net long-term capital gains	4,159,024		248,104		—		—

*	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
**	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2012, as Exempt Interest Dividends.
***
The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2012.

At October 31, 2012, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

			Enhanced
	Municipal		Municipal
	Income		Value
	(NMI	)	(NEV	)
Expiration:
October 31, 2013	$165,764		$—
October 31, 2016	164,175		—
October 31, 2017	289,822		—
October 31, 2018	—		2,946,811
October 31, 2019	—		16,146,849
Total	$619,761		$19,093,660

During the Funds’ tax year ended October 31, 2012, the following Funds utilized capital loss carryforwards as follows:

AMT-Free
	Municipal		Municipal
	Value		Income
	(NUW	)	(NMI	)
Utilized capital loss carryforwards	$241,126		$249,645

During the Funds’ tax year ended October 31, 2012, the following Fund had capital loss carryforwards expire as follows:

	Municipal
	Income
	(NMI	)
Expired capital loss carryforwards	$667,114

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Nuveen Investments	75

Notes to
Financial Statements (continued)

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Enhanced
	Municipal		Municipal
	Value		Value
	(NUV	)	(NEV	)
Post-enactment losses:
Short-term	$—		$—
Long-term	20,892,275		5,358,888

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for Municipal Value (NUV), payable monthly, is calculated according to the following schedule:

Municipal Value (NUV)
Average Daily Net Assets	Fund-Level Fee Rate
For the first $500 million	.1500%
For the next $500 million	.1250
For net assets over $1 billion	.1000

In addition, Municipal Value (NUV) pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

Municipal Value (NUV)
Gross Interest Income	Gross Income Fee Rate
For the first $50 million	4.125%
For the next $50 million	4.000
For gross income over $100 million	3.875

The annual fund-level fee for AMT-Free Municipal Value (NUW), Municipal Income (NMI) and Enhanced Municipal Value (NEV), payable monthly, is calculated according to the following schedules:

AMT-Free Municipal Value (NUW)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For managed assets over $2 billion	.3375

76	Nuveen Investments

Municipal Income (NMI)
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For net assets over $5 billion	.3750

Enhanced Municipal Value (NEV)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3875

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2012, the complex-level fee rate for these Funds was .1691%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	77

Notes to
Financial Statements (continued)

8. Borrowing Arrangements
As part of its investment strategy, Enhanced Municipal Value (NEV) may use borrowings as a means of financial leverage. The Fund has entered into a $100 million (maximum commitment amount) committed, unsecured, 364-day line of credit (“Borrowings”) with its custodian bank. Interest charged on the used portion of the Borrowings is calculated at a rate per annum equal to the higher of (i) the overnight Federal Funds rate plus 1.25% or (ii) the overnight London Inter-bank Offered Rate (“LIBOR”) plus 1.25%. In addition, the Fund accrues a commitment fee of .15% per annum on the unused portion of the Borrowings.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance is recognized as a component of “Interest expense” on the Statement of Operations.

On June 15, 2012, the Fund renewed its Borrowings and increased its maximum commitment amount from $75 million to $100 million. All other terms of the Borrowings, which expire on June 14, 2013, remain unchanged.

During the fiscal year ended October 31, 2012, the Fund did not utilize its Borrowings.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

10. Subsequent Events

Shelf Offering
During December 2012, AMT-Free Municipal Value’s (NUW) and Enhanced Municipal Value’s (NEV) registration statements became effective and each Fund is permitted to sell an additional 1.2 million and 1.9 million shares, respectively, through its shelf offering.

78	Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board

Nuveen Investments	79

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board visited with the Sub-Advisor’s municipal team in Minneapolis in September 2011, and with the Sub-Advisor’s municipal team in Chicago in November 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

80	Nuveen Investments

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

Nuveen Investments	81

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of the insurance mandate on several funds; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings, share repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012 (or for the periods available for the Nuveen AMT-Free Municipal Value Fund (the “AMT-Free Municipal Value Fund”) and the Nuveen Enhanced Municipal Value Fund (the “Enhanced Municipal Value Fund”), which did not exist for part of the foregoing time frame). In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012 (or for the periods available

82	Nuveen Investments

for the AMT-Free Municipal Value Fund and the Enhanced Municipal Value Fund, which did not exist for part of the foregoing time frame).

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Groups of the Nuveen Municipal Income Fund, Inc. (the “Municipal Income Fund”), the Nuveen Municipal Value Fund, Inc. (the “Municipal Value Fund”), and the AMT-Free Municipal Value Fund were classified as having significant differences from such Funds based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Enhanced Municipal Value Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. As noted above, the Municipal Income Fund, the Municipal Value Fund and the AMT-Free Municipal Value Fund had significant differences from their respective Performance Peer Groups. Therefore, the Independent Board Members considered each such Fund’s performance compared to its benchmark and noted that the Municipal Income Fund and the Municipal Value Fund outperformed their respective benchmarks in the one- and three-year periods, while the AMT-Free

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Municipal Value Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance (although such Fund outperformed its benchmark in the one-year period).

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Enhanced Municipal Value Fund had higher net management fees and a slightly higher net expense ratio compared to its peer averages. In this regard, the Board noted that the slightly higher net expense ratio of such Fund compared to its peer average was generally due to, among other things, an increase in the leverage ratio. In addition, the Independent Board Members noted that each of the other Funds had net management fees and

84	Nuveen Investments

net expense ratios (including fee waivers and expense reimbursements) below their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision,

86	Nuveen Investments

particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

88	Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	ROBERT P. BREMNER 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	217

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	217

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
					217

■	DAVID J. KUNDERT 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	217

■	WILLIAM J. SCHNEIDER 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	217

Nuveen Investments	89

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	217

■	CAROLE E. STONE 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	217

■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	217

■	TERENCE J. TOTH 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly,Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					217

Interested Board Member:

■	JOHN P. AMBOIAN(2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	217

90	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					217

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	117

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	117

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	217

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	217

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	217

Nuveen Investments	91

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					217

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	217

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	217

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					217

92	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:

■	KATHLEEN L. PRUDHOMME 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	217

(1)
Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	93

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

94	Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	95

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s

96	Nuveen Investments

value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	97

Glossary of Terms
Used in this Report (continued)

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

98	Nuveen Investments

Additional Fund Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	99

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of September 30, 2012.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-A-1012D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Municipal Income Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2012	$16,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2011	$18,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
2 "Audit-Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include leverage offerings as well as comfort letters for seed and shelf offerings.
3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; and capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to preferred stock, commercial paper and registration statements.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser	Adviser and	Billed to Adviser
	and Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
October 31, 2012	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2011	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2012	$ 0	$ 0	$ 0	$ 0
October 31, 2011	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Christopher L. Drahn	Nuveen Municipal Income Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Christopher L. Drahn	Registered Investment Company	10	$2.818 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$96.3 million
*	Assets are as of October 31, 2012. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of October 31, 2012, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Christopher L. Drahn	Nuveen Municipal Income Fund, Inc.	$0	$100,001-$500,000

PORTFOLIO MANAGER BIO:

Christopher L. Drahn, CFA, manages several municipal funds and portfolios.  He began working in the financial industry when he joined FAF Advisors in 1980.  Chris became a portfolio manager in 1988.  He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota.  Chris holds the Chartered Financial Analyst designation.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Income Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2013

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 7, 2013